AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 2016

1933 ACT FILE NO. 333-82833
1940 ACT FILE NO. 811-09445

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N‑1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☒
Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	33	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☒
Amendment No.	35	☒

(Check appropriate box or boxes.)

MARKETOCRACY FUNDS
 (Exact Name of Registrant as Specified in Charter)

P.O. Box 23791
San Jose, CA 95153

(Address and Zip Code of Principal Executive Offices)

Registrant's Telephone Number, including Area Code

877-462-4180

Kendrick W. Kam
Marketocracy Capital Management LLC
P.O. Box 23791
San Jose, CA 95155

(Name and Address of Agent for Service)

 Copies of all communications to:
Benjamin L. Douglas
Rimon, PC
One Embarcadero Center, Suite 400
San Francisco, CA 94111

It is proposed that this filing will become effective (check appropriate box)
[x]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note:  This PEA No. 33 to the Registration Statement of Marketocracy Funds is being filed for the purpose of adding the audited financial statements and certain related financial information for the fiscal year ended June 30, 2016.

MARKETOCRACY FUNDS

The Masters 100SM Fund

Ticker Symbol: MOFQX

Prospectus

October 28, 2016

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.
Table of Contents - Prospectus

Table of Contents - Prospectus

Summary Section

Investment Objective
The Masters 100SM Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Distribution (12b-1) Fees	None
Other Expenses (Administration Fees)	0.45%
Acquired Fund Fees and Expenses	0.09%
Total Annual Fund Operating Expenses	2.04%(1)

(1)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the “Financial Highlights” section of this Prospectus. That ratio reflects the operating expenses of the Fund, which were 1.95%, and does not include Acquired Fund Fees and Expenses (“AFFE”).

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Year	5 Year	10 Year
$207	$640	$1,098	$2,369

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 219% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund primarily invests in stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).  The types of securities in which the Fund will generally invest include common stocks, preferred stocks, American Depositary Receipts (“ADRs”), investment companies and exchange traded funds (“ETFs”).  The Fund is not constrained by any particular investment style.

Marketocracy.com® Model Portfolios and Stocks.  In buying and selling securities for the Fund, the Fund’s investment adviser, Marketocracy Capital Management, LLC (“MCM”), generally uses information regarding the hypothetical stock investments and performances of certain “model” portfolios maintained on the Internet website, Marketocracy.com®.  Each such model portfolio is a sophisticated computer simulation of an equity mutual fund portfolio managed by a member, e.g., it is a hypothetical portfolio.  Marketocracy.com’s over 20,000 members and their model portfolios have established the members’ verifiable and easily comparable (simulated) investment performance records.

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Marketocracy Data Services LLC (“MDS”), a financial publisher affiliate of MCM operates this website to:

•	Identify members who can achieve superior and verifiable (simulated) investment performances,
•	Identify the most promising stocks in these members’ “top-ranked” portfolios, and
•	Research those “top-ranked” stocks in depth by collecting and evaluating various data and statistics about these portfolios as well as additional research and analyses provided by members who have demonstrated success in trading the stocks in their model portfolios.

“Top-Ranked” Portfolios and the “m100.”  For its subscribers, including MCM, MDS publishes research about the “top-ranked” Marketocracy.com portfolios and their stocks.  In identifying those “top-ranked” portfolios, MDS’ proprietary ranking methodology assesses each qualifying member’s long-term (at least three years) and short-term model portfolio performances.  MDS applies various proprietary tests to discern the specific contributions that stock-picking skill, market, sector, style, trading and other factors make to those performances.  In doing so, MDS tries separating out market and sector-wide contributions from stock picking abilities and identifying particular sector, style, trading and other factors in which the member has excelled and those in which the member has not.

MDS selects the 100 top-ranked Marketocracy.com members’ model portfolios as the “m100.”  Because no single investment style works at all times and in all circumstances, MDS repeats its ranking process periodically to re-rank m100 members and to quickly replace lagging m100 performers with leading performers.  MDS provides information for all m100 model portfolios, stocks and test results to MCM.

Managing the Fund’s Portfolio.  In managing the Fund’s portfolio, MCM tends to “mirror” the model mutual fund portfolios of the selected m100 members.  As the selected m100 members make changes to their model portfolios, MCM generally adjusts the Fund’s portfolio to track those changes promptly.  MCM may use a significantly smaller subset of m100 model portfolios that MDS has ranked the highest for performance and may not choose all of the stocks in the selected m100 model portfolios.  In addition, MCM’s selection process is not static.  MCM may change the identities of the selected m100 members and their model portfolios and the weightings it gives those portfolios over time, in part in response to how well the selected m100 members and model portfolios perform relative to one another and relative to those of the other top-performing m100 members and their model portfolios.

Principal Risks of Investing in the Fund
There are risks involved with any investment that could cause you to lose money, including your initial investment.  The principal risks associated with an investment in the Fund include:

Stock Market Risks:  The return on and value of an investment in the Fund will fluctuate in response to stock market movements.  Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Fund or MCM.

Investment Selection Risks:  The strategies used by MCM in selecting the Fund’s portfolio investments, including other investment companies, may not always be successful.  The investments may decline in value or not increase in value when the stock market in general is rising.

Risks of Investments in Other Investment Companies:  Investment in another investment company involves indirect payment of the other investment company’s fees and expenses which are in addition to the Fund’s direct fees and expenses.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund will incur brokerage costs when it purchases ETFs.  Leveraged and inverse ETFs may be more volatile than other types of investment companies or common stocks.

Portfolio Turnover Risks:  Above-average portfolio turnover rates will result in payment by the Fund of above-average transaction costs, could result in capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary rates, and could negatively affect the Fund’s performance.  The Fund experienced above average portfolio turnover during its last fiscal year and expects above-average portfolio turnover during its current fiscal year.

Small and Medium Companies Risks:  Small and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Table of Contents - Prospectus

Foreign Investment Risks:  Investments in foreign securities, including ADRs, entail risks not present in domestic investments including, among others, risks related to political or economic instability, lower liquidity, currency exchange, and taxation.

Website Members Participation and Internet Reliance Risks:  Operation of Marketocracy.com’s website depends on continued active participation of sufficient numbers of the website’s members as well as the continued availability of the Internet, both short- and long-term.  Significant failures of the Internet could lead to interruptions or delays in the members’ abilities to actively participate in managing their model portfolios, or MDS to provide m100 data, or MCM to manage the Fund’s portfolio.

Performance
The following bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years and since inception periods compare with those of the S&P 500 Index, the NASDAQ-100 Index and the Dow Jones Industrial Average.  Of course, past performance, before and after taxes, is no guarantee of future results.  Updated performance is available on the Fund’s website http://funds.marketocracy.com and by calling 1‑888‑884‑8482.

Masters 100SM Fund
Returns for the Year Ended 12/31

The year-to-date return ended September 30, 2016, was -3.17%

Best Quarter:	December 31, 2010	15.81%
Worst Quarter:	December 31, 2008	-31.89%

AVERAGE ANNUAL TOTAL RETURNS (For the periods ended 12/31/2015)	One Year	Five Years	Ten Years	Since Inception (11/5/2001)
The Masters 100SM Fund
Return Before Taxes	-8.68%	0.33%	-0.19%	2.53%
Return After Taxes on Distributions	-8.68%	-0.10%	-0.90%	1.71%
Return After Taxes on Distributions and Sale of Fund Shares	-4.91%	0.17%	-0.18%	1.91%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%	6.58%
Dow Jones Industrial Average (reflects no deduction for fees, expenses or taxes)	0.21%	11.30%	7.75%	7.06%
NASDAQ-100 Index (reflects no deduction for fees, expenses or taxes)	5.73%	13.55%	8.55%	7.52%

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After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  In certain cases, the figure representing “Return After Taxes on Distributions and Sales of Fund Shares” may be higher than the other return figures of the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits you.

Management
Investment Adviser.
Marketocracy Capital Management LLC is the Fund’s investment adviser.

Portfolio Manager.
Kendrick W. Kam is primarily responsible for the day-to-day management of the Fund.  Mr. Kam has managed the Fund since its inception and is founder and President of Marketocracy Capital Management LLC.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Marketocracy Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701), by wire transfer, by telephone at
 1-888-884-8482, or through a financial intermediary.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

Minimum investment amounts are as follows:
To open a new account	$10,000
To add to an existing account	$50
Automatic Investment Plan (on existing account)	$50

Tax Information
The Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser) (hereinafter a “Broker”), the Fund and/or its investment adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objective, Principal Investment Strategies, Related Risks and Portfolio Holdings

Investment Objective
The Fund seeks capital appreciation.

Principal Investment Strategies
This diversified Fund primarily invests in stocks of U.S. and foreign companies of any size, seeking to outperform the S&P 500 Index.  The types of securities in which the Fund will generally invest include common stocks, preferred stocks, ADRs, investment companies and ETFs.  The Fund is not constrained by any particular investment style.

Marketocracy.com® Model Portfolios and Stocks.  In buying and selling securities for the Fund, the Fund’s investment adviser, MCM, generally uses information regarding the hypothetical stock investments and performances of certain “model” portfolios maintained on the Internet website, Marketocracy.com®.  Each such model portfolio is a sophisticated computer simulation of an equity mutual fund portfolio managed by a member, i.e., it is a hypothetical portfolio.  Marketocracy.com’s over 20,000 members and their model portfolios have established verifiable and easily comparable (simulated) investment performance records.

MDS, a financial publisher affiliate of MCM, operates this website seeking to:
•	Identify members who can achieve superior and verifiable (simulated) investment performances,
•	Identify the most promising stocks in these members’ “top ranked” portfolios, and
•	Research those “top ranked” stocks in depth by collecting and evaluating various data and statistics about these portfolios as well as additional research and analyses provided by members who have demonstrated success in trading the stocks in their model portfolios.

“Top-Ranked” Portfolios and the “m100.”  For its subscribers, including MCM, MDS publishes research about the “top-ranked” Marketocracy.com portfolios and their stocks.   In identifying those “top-ranked” portfolios, MDS’ proprietary ranking methodology assesses each qualifying member’s long-term (at least five years) and short-term model portfolio performances.  MDS applies various proprietary tests to discern the specific contributions that stock-picking skill, market, sector, style, trading and other factors make to those performances.  In doing so, MDS tries separating out market and sector-wide contributions from stock picking abilities and identifying particular sector, style, trading and other factors in which the member has excelled and those in which the member has not.

MDS selects the 100 top-ranked Marketocracy.com members’ model portfolios as the “m100.”  Because no single investment style works at all times and in all circumstances, MDS repeats its ranking process periodically to re-rank m100 members and to quickly replace lagging m100 performers with leading performers.  MDS provides information for all m100 model portfolios, stocks and test results to MCM.

Managing the Fund’s Portfolio.  In managing the Fund’s portfolio, MCM tends to “mirror” the model mutual fund portfolios of the selected m100 members.  As the selected m100 members make changes to their model portfolios, MCM generally adjusts the Fund’s portfolio to track those changes promptly.  MCM may use a significantly smaller subset of m100 model portfolios that MDS has ranked the highest for performance and may not choose all of the stocks in the selected m100 model portfolios.  In addition, MCM’s selection process is not static.  MCM may change the identities of the selected m100 members and their model portfolios and the weightings it gives those portfolios over time, in part in response to how well the selected m100 members and model portfolios perform relative to one another and relative to those of the other top-performing m100 members and their model portfolios.

The Fund may invest in certain securities index-tracking ETFs, which generally are investment companies trading on securities exchanges.  The Fund’s investments in investment companies are made in compliance with the Investment Company Act of 1940, as amended (the “1940 Act”).  The performance of some ETFs in which the Fund invests may inversely track its benchmark index, in other words, decrease if the securities index increases and vice versa.  This is similar to selling a security short.  The Fund may also invest in ETFs that track its benchmark index at a multiple of the index, sometimes twice the change or more. This is similar to the effect of leverage.  Please see “Principal Risks: Risks of Investments in Other Investment Companies” below.  In addition to investments in ETFs, the Fund also may invest its cash balances in shares of money market funds.

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Master Members and Incentives.  MCM believes that MDS provides powerful incentives for the most talented (or “master”) m100 members to achieve superior investment performance records. Master members achieve the sense of pride and public recognition resulting from being the very top performers out of the website’s over 20,000 members from around the world.  Master members have the opportunity to receive additional rewards, including cash, in website performance-related programs.  Commencing October 9, 2002, the master members whose m100 model funds’ portfolios and trade data research information MCM used in managing the Fund’s portfolio have received aggregate compensation up to the m100 subscription fee that MDS receives from MCM, which fee is thirty basis points (0.30%) of the Fund’s average annual net assets.

Exchange Traded Funds.   The Fund may buy and sell ETFs for hedging purposes or to attempt to increase investment return.  An ETF generally is an investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts.  The portfolios of ETFs generally consist of common stocks that closely track the performance and dividend yield of specific securities indices, either broad market, sector or international.  Standard & Poor’s Depository Receipts (“SPDRs”) are interests in a unit investment trust representing an undivided interest in a portfolio of all of the common stocks of the S&P 500 Index.  ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of stocks in a single security. Although index mutual funds are similar, they generally are issued or redeemed only once per day at the close of the New York Stock Exchange.  For a discussion of risks of investments in ETFs and other investment companies, please see “Principal Risks: Risks of Investments in Other Investment Companies” and the discussion in the Fund’s Statement of Additional Information under the heading “Investment Policies and Risks – Exchange Traded Funds.”

Portfolio Turnover.  A change in the securities held by the Fund is known as “portfolio turnover.”  The length of time the Fund has held a particular security is not necessarily a consideration in investment decisions.  However, the inherent nature of the Fund’s investment strategies, e.g., tracking changes in those model portfolios, and seeking to achieve MCM’s chosen weightings of the m100 model portfolios that MCM has selected, which may vary over time, including the periodic re-ranking of the m100’s model portfolios, may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements.

These practices likely will result in the Fund experiencing a higher than average turnover rate (100% or more) and could negatively affect the Fund’s performance.  A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.  The Fund’s portfolio turnover rate was 219% for the last fiscal year, and MCM expects that the Fund’s investment strategy will result in a portfolio turnover rate well in excess of 100% for the current fiscal year and perhaps comparable to last year’s.  Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.  Above-average portfolio turnover rates will result in payment by the Fund of above-average transaction costs, could result in capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary rates, and could negatively affect the Fund’s performance.  Accordingly, the Board of Trustees periodically reviews the Fund’s portfolio turnover and its impact on the Fund’s performance.  For further information regarding portfolio turnover, please see “Portfolio Turnover” in the Fund’s Statement of Additional Information.

Other Circumstances. Under normal circumstances, the Fund invests consistently with its investment objective, strategies and policies as described above.  However, in other circumstances, including during periods of adverse market, economic, political, or other conditions, or in other appropriate circumstances, such as the case of unusually large cash inflows or redemptions, the Fund may conclude that so doing would be inconsistent with the best interests of its shareholders.  Accordingly, in such circumstances the Fund temporarily may depart from such investment objective, strategies and policies and may use alternative or defensive strategies primarily designed to avoid losses or disruptions to the management of its portfolio.  For example, the Fund may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Fund believes to be consistent with the Fund’s best interests.  However, if it does so, the Fund may not achieve its investment objective.  For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested in stocks.

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Principal Risks of Investing in the Fund
There are risks involved with any investment that could cause you to lose money, including your initial investment.  The principal risks associated with an investment in the Fund include:

Stock Market Risks:  The return on and value of an investment in the Fund will fluctuate in response to stock market movements.  Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Fund or MCM.

Investment Selection Risks:  The strategies used by MCM in selecting the Fund’s portfolio investments, including other investment companies, may not always be successful.  The investments may decline in value or not increase in value when the stock market in general is rising.

Risks of Investments in Other Investment Companies:  Because the Fund is a mutual fund, the Fund’s investments in other investment companies (including ETFs and money market and other mutual funds) are subject to certain regulatory restrictions that present certain risks not present in investments in the stocks of ordinary companies.  Under the 1940 Act, the Fund and its affiliated persons may not purchase more than three percent (3%) of the outstanding securities of another investment company.  Accordingly, the Fund may not be able to achieve MCM’s chosen weightings of the portfolios investments of the m100 model portfolios and the securities of other investment companies.  Also, the Fund cannot require another investment company to redeem more than one percent (1%) of that investment company’s outstanding shares in any period less than thirty (30) days.  Thus, the liquidity of such an investment by the Fund could be impaired.  In addition, the Fund must vote its shares of another investment company either (i) by seeking instructions from the Fund’s shareholders as to how to vote the shares of such investment company; or (ii) in the same proportion as the vote of all of the other investment company’s shareholders.  Investment in another investment company also involves indirect payment of the other investment company’s fees and expenses which are in addition to the Fund’s direct fees and expenses.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund will incur brokerage costs when it purchases ETFs.  Leveraged and inverse ETFs may be more volatile than other types of investment companies or common stocks.

Portfolio Turnover Risks:  The investment policies of the Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements.  In addition, the Fund also may engage in active trading of the Fund’s portfolio investments to achieve its investment goals.  Also, changes in the selected m100 members may result in significant changes in the Fund’s portfolio and thus, higher turnover. Above-average portfolio turnover rates will result in payment by the Fund of above-average transaction costs, could result in capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary rates, and could negatively affect the Fund’s performance.

Small and Medium Companies Risks:  The Fund may invest in small and medium-size companies, which often have narrower markets and more limited managerial and financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Foreign Investment Risks:  Investments in foreign securities, including ADRs, entail risks not present in domestic investments including, among others, risks related to political or economic instability, lower liquidity, currency exchange, and taxation.  ADRs are depositary receipts for foreign company stocks which are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.

Website Members Participation and Internet Reliance Risks:  Operation of Marketocracy.com’s website depends on continued active participation of sufficient numbers of the website’s members as well as the continued availability of the Internet, both short- and long-term.  Significant failures of the Internet could lead to interruptions or delays in the members’ abilities to actively participate in managing their model portfolios, or MDS to provide m100 data, or MCM to manage the Fund’s portfolio.

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Portfolio Holdings

A description of the Fund’s polices and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information under the heading “Portfolio Holdings Information” and on the Fund’s website, http://funds.marketocracy.com.

Management of the Fund

Investment Adviser

The Trust retains Marketocracy Capital Management LLC to manage the investments of the Fund.  MCM’s mailing address is P.O. Box 23791, San Jose, California 95153.  MCM is an SEC registered investment advisory firm formed in 2000 providing investment management services to individuals, high net worth individuals, the Fund and a hedge fund.

Portfolio Manager

Kendrick W. Kam is the portfolio manager of the Fund.  Mr. Kam is the President and founder of MCM, which he formed in June 2000.  From 1994 until 1999, Mr. Kam served as a portfolio manager for several of the Firsthand Funds, which were technology- and medical-related mutual funds, and was President and co-founder of Firsthand Capital Management, Inc. (formerly Interactive Research Advisers, Inc.), the investment adviser to Firsthand Funds.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Fees

The Fund’s investment adviser, MCM, receives an investment advisory and management fee from the Fund at the annual rate of 1.50% of the average daily net assets of the Fund.  The Fund’s Investment Advisory and Management Agreement also requires the Fund’s investment adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses (exclusive of brokerage fees (including commissions, mark ups and mark downs), annual account fees for margin accounts, foreign tax withholdings, and AFFE) to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.  The Fund paid MCM 1.50% of its average daily net assets in management fees for the fiscal year ended June 30, 2016.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory and Management Agreement is available in the Fund’s semi-annual Report to Shareholders for the period ended December 31, 2015.

Fund Administration, Transfer Agent, and Custody Services

As the Fund’s administrator (and not as its investment adviser), MCM is obligated to provide all of the Fund’s necessary administration services and has engaged U.S. Bancorp Fund Services, LLC, located in Milwaukee, Wisconsin (“Transfer Agent”), to provide transfer agent services to the Fund and sub-administration services to MCM in respect of the Fund.  Union Bank of California, N.A., serves as custodian for the Fund.

Distributor

Rafferty Capital Markets, LLC serves as principal underwriter for the Fund and as such, is the exclusive agent for the distribution of shares of the Fund.

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How to Purchase Shares

Opening an Account - $10,000 Minimum; $2,000 for IRA
You may open an account directly through the Transfer Agent or through a brokerage firm, bank or other financial intermediary that has agreed to sell the Fund’s shares or otherwise has been authorized and designated by the Fund to receive purchase and redemption orders from investors on the Fund’s behalf for purposes of Rule 22c-1 under the 1940 Act (each referred to in this prospectus as a “Broker”).  An account application is included with this prospectus.  Your initial investment in the Fund ordinarily must be at least $10,000 for a regular account or $2,000 for an IRA.  IRAs are charged a $15 annual maintenance fee.

In compliance with the U.S.A. PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Feel free to contact the Transfer Agent at 1‑888‑884‑8482 if you need additional assistance when completing your application.

If the Fund or the Transfer Agent does not have a reasonable belief of the identity of a customer, the Fund or the Transfer Agent may reject the account or you will not be allowed to perform a transaction in respect of the account until such information is received.  The Fund also reserves the right to close the account within five (5) business days, if it does not receive clarifying information/documentation.

Additional Investments - $50 Minimum
You may purchase and add shares to your account through the Transfer Agent or through a Broker.  The minimum additional investment is $50.  Each additional purchase request must contain the account name and number to permit proper crediting.  Please note that a service fee of $25 will be deducted from your Fund account for any purchase payments that are returned for any reason.

Purchasing Shares Through Your Broker
Provided that your Broker has entered into an agreement with the Fund, any order placed with your Broker is treated as if it were placed directly with the Fund.  Your shares will be held in a pooled account in your Broker’s name, and your Broker will maintain your individual ownership information.  In addition, your Broker may charge you a fee for handling your order.  Your Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus.  Purchase orders given to your Broker prior to the close of the regular session of trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m., Eastern time, on any business day that the NYSE is open for trading, and transmitted to the Transfer Agent in accordance with your Broker’s agreement with the Fund will be confirmed at the net asset value (“NAV”) determined as of the close of the regular session of trading on that day.  It is the responsibility of your Broker to transmit properly completed orders promptly.  Your Broker may charge a fee (separately negotiated with their customer) for effecting purchase orders.

Purchasing Shares by Mail
You may also open an account and make an initial investment in the Fund by sending a check and a completed account application form to the addresses below.  Checks should be made payable to “Marketocracy Funds.”  The Fund will not accept payment in cash or money orders.  Also, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks or any conditional order or payment.  All purchases must be in U.S. dollars drawn on a domestic financial institution.

By Regular Mail Marketocracy Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	By Overnight Mail Marketocracy Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

NOTE:
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

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Purchasing Shares by Telephone
For Subsequent Investments

You may purchase additional shares of the Fund by calling 1-888-884-8482.  Unless you declined telephone and internet options on your account application, telephone orders of $50 or more will be accepted via electronic funds transfer from your bank account through the ACH network.  Your account must be open for 15 days, and you must have banking information established on your account prior to making a purchase by telephone.  Your shares will be purchased at the next NAV calculated after receipt of your telephone purchase order.

Purchasing Shares by Wire
Initial Investment—By Wire

If you are making an initial investment in the Fund, before you wire any funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your completed account application, the Transfer Agent will open an account for you and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.  Your investment in the Fund will not be effective until your wired funds are received by the Fund.  Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m. Eastern time) to be eligible for same day pricing.  The Fund and U.S. Bank, National Association are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments—By Wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will assist the Transfer Agent in promptly and accurately crediting your account upon receipt of your wire.

U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:  U.S. Bancorp Fund Services, LLC
A/C #112-952-137
Further Credit:  Marketocracy Funds, The Masters 100SM Fund
  (name/title on the account & account #)

Automatic Investment Plan
By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments in the Fund from your bank or other financial institution, which must be a member of the Automated Clearing House (“ACH”) network.  The minimum investment must be $50 under the plan.  There is currently no charge to you for participating in the Automatic Investment Plan.  If, however, your payment does not clear, the Transfer Agent may charge a $25 fee to your account.  Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund.  You may change the amount of the investment or discontinue the plan at any time by writing or calling the Transfer Agent.  Your request must be received five (5) days prior to the effective date.

When Purchase Orders are Received
Shares of the Fund are sold through the Distributor / Transfer Agent on a continuous basis at the NAV next determined after the Transfer Agent has received your purchase in good order. “Good order” means that your purchase request includes the name of the Fund, the dollar amount of shares to be purchased, a completed account application or investment stub, and a check payable to Marketocracy Funds.  Purchases received in good order by the Transfer Agent prior to the close of the regular session of trading on the NYSE, usually 4:00 p.m., Eastern time, on any business day that the NYSE is open for trading, will be confirmed at the NAV determined as of the close of the regular session of trading on that day.

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The Transfer Agent (or your broker) mails you confirmations of all purchases or redemptions of Fund shares.  Certificates representing shares are not issued.  The Trust reserves its rights to limit the amount of any investments and to reject any purchase order in whole or in part or refuse to sell to any person for any reason or no reason.  If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

How to Redeem Shares

You may redeem shares of the Fund on any day that the Trust is open for business.  You will receive the NAV per shares next calculated after receipt by the Transfer Agent of your redemption request in the form described below.  Payment is normally made on the business day following the redemption of shares, but no later than the seventh day after redemption.  If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected.  This may take up to twelve calendar days from the purchase date.  To eliminate this delay, you may purchase shares of the Fund by wire.  If you would like your proceeds to go somewhere other than your home address or bank address of record, you may send a letter of instruction signed by all owners of the account.  The letter will need to have all signatures guaranteed by an eligible guarantor institution.

Redeeming By Telephone
You may redeem shares having a value of up to $50,000 by telephone.  The proceeds will be sent to the address of record or wired to a shareholder’s bank account of record, or proceeds may be sent via electronic funds transfer through the ACH network to the bank account of record.  Wire transfers are subject to a $15 fee paid by the investor; however, you will not incur any charge when proceeds are sent via the ACH network.  IRAs are charged a $25 distribution fee.  To redeem by telephone, call the Transfer Agent (nationwide toll-free 1-888-884-8482).  The redemption proceeds will normally be sent on the next business day after receipt of your telephone instructions.  Fund shares held in IRA accounts are not redeemable by telephone.  Once a telephone transaction has been placed, it cannot be canceled or modified.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

The telephone redemption privilege is available to all new accounts unless you specifically decline telephone and internet options in the appropriate area on your account application.

You may change the bank or brokerage account that you have designated at any time by writing to the Transfer Agent. Your request may require a signature guarantee by any eligible guarantor institutions, whether a Medallion program member or a non-Medallion program member.  Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions.  The affected shareholders will bear the risk of any such loss.  The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redeeming By Mail
You may redeem any number of shares from your account by sending a written request to the Transfer Agent.  The request must state the number of shares or the dollar amount to be redeemed and your account number.  The request must be signed exactly as your name appears on the Trust’s account records.  If the shares to be redeemed have a value in excess of $50,000, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.  If the address on your account has been changed within thirty (30) calendar days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.  A signature guarantee will also be required when changing ownership of an account, or when sending redemption proceeds to any person, address or bank account not on record.  The Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.  Written redemption requests may also direct that the proceeds be deposited electronically according to the commercial bank wiring instructions designated for your account at the time of redemption.  Proceeds of redemptions requested by mail are normally mailed on the business day following receipt of instructions in proper form.

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Non financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Redeeming Through Brokers
You may also redeem shares of the Fund by placing a wire redemption request through your Broker.  Your Broker may charge you a fee for this service.  You will receive the NAV per share next calculated after receipt by your Broker of your wire redemption request.  Redemption orders given to your Broker prior to the close of the regular session of trading on the NYSE, usually 4:00 p.m. Eastern time, on any business day that the NYSE is open for trading, and transmitted to the Transfer Agent in accordance with your Broker’s agreement with the Fund will be confirmed at the NAV determined as of the close of the regular session of trading on that day.  It is the responsibility of your Broker to promptly transmit wire redemption orders.

Additional Redemption Information
If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States according to the commercial bank wiring instructions designated for your account at the time of redemption, and you will be charged a $15 processing fee by the Fund’s Transfer Agent.  The Trust reserves the right, upon thirty (30) days written notice, to change the processing fee.  All charges will be deducted from your redemption proceeds if you have redeemed all shares in your account.  If you have redeemed only a portion of your shares, the fee will be deducted above and beyond redemption proceeds.  Your bank or brokerage firm may also impose a charge for processing the wire.  In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by check to the address of record.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an ACH transaction.  There is currently no charge for ACH transactions.  Contact the Transfer Agent for more information about ACH transactions.

Distributions from IRA accounts are charged a $25 distribution fee.

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Trust reserves the right to require you to close your account, other than an IRA account, if at any time the value of your shares is less than $10,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time.  After notification to you of the Trust’s intention to close your account, you will be given sixty (60) days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.  Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

Household Delivery of Shareholder Documents
Only one prospectus, annual and semi-annual report will be sent to shareholders with the same last name and address on their Marketocracy accounts, unless you request multiple copies.  If you would like to receive separate copies, please call us at 1-888-884-8482.  We will begin sending your additional copies free of charge within thirty (30) days.  If your shares are held through a financial institution, please contact them directly.

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Risks of Frequent Purchases and Redemptions

Frequent or short-term purchases and redemptions (market timing) or other excessive trading into and out of a mutual fund by investors may cause the dilution in the value of the shares held by that mutual fund’s long-term shareholders.  Such activities also may interfere with the efficient management of the mutual fund’s portfolio or may result in increased brokerage and administrative costs to the mutual fund.  Notwithstanding these possibilities, the Fund neither encourages nor discourages such trading activities.  Accordingly, the Fund, has not adopted any policies and procedures with respect to, market timing or other excessive trading by the Fund’s shareholders, including any policies or procedures for detecting any such activities by shareholders holding their Fund shares directly or through omnibus accounts at financial intermediaries nor any redemption fees on redemptions made within seven (7) days of purchase.  The Board of Trustees of the Trust deems it appropriate for the Trust not to adopt such policies and procedures based on several factors and the fairly unique characteristics of the Fund, including:

Fund Extremely Diversified.  The Fund is extremely diversified, both in the typically very high number of different issuers of the Fund’s portfolio securities and the extreme breadth of the nature of those issuers’ businesses, industries, etc.  For example, at June 30, 2016, the Fund’s most recently completed fiscal year-end, the Fund’s portfolio consisted of securities issued by nearly 132 different issuers spread over the entire 14 sectors of the North American Industry Classification System (“NAICS”).  Moreover, the Fund’s weightings of these NAICS sectors vary over time. With such extreme diversification and varying sector weightings, the Board believes that the potential for profitable market timing of the Fund likely is considerably lower than other less diversified mutual funds.

Reduced Opportunity for Liquidity or Time Zone Arbitrage.  Virtually all of the Fund’s portfolio securities are traded primarily on U.S. securities exchanges.  Thus, the Board believes there would be little opportunity to engage in “time zone arbitrage” market timing to exploit events occurring after the close of those markets and the time the Fund next calculates its NAV.

Fund Portfolio Turnover.  The Fund’s principal investment strategy may involve frequent trading of portfolio securities and higher than average portfolio turnover, i.e., significantly greater than 100% annually and perhaps in excess of 600%.  Frequent portfolio trading and MCM’s highly efficient trading methods reduce the potential for market timing to disrupt MCM’s management of the Fund’s portfolio.

No Intra-Fund Group Exchanges.  The Fund’s shareholders have no exchange privilege to any other mutual fund.  Thus, there is no opportunity of market timers to exchange between the Fund and another series of the Trust or another mutual fund.

Right to Refuse Any Share Purchase.  The Trust reserves its rights to limit the amount of any investments and to reject any purchase order in whole or in part or refuse to sell to any person for any reason, or no reason.

Shareholder Services

Contact the Transfer Agent (nationwide toll-free 1-888-884-8482) for additional information about the shareholder services described below.

Retirement Plans
You may purchase shares of the Fund for your individual retirement plans.  Please call the Transfer Agent at the above number for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Shareholder Reports and Confirmations
As a shareholder, you will be provided annual and semi-annual reports showing the Fund’s portfolio investments and financial information.  Account and tax statements will be mailed to you on an annual basis.  You will also receive confirmations of your purchases and redemptions of Fund shares.

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Dividends and Distributions

The Fund earns dividends, interest and other income from its investments and distributes this income (less expenses) to shareholders as dividends.  The Fund also realizes gains from its investments and distributes these gains (less any losses) to shareholders as capital gains distributions.

The Fund expects to distribute substantially all of its net investment income and net realized gains, if any, at least annually.  Unless you provide a written request to receive payments in cash, your dividends and distributions will automatically be reinvested in additional shares of the Fund.  You may indicate on your application whether or not you wish to have your dividends distributed in cash payments.  If you wish to change your distribution option, write or call the Transfer Agent at least five days in advance of the record date of the distribution.  All distributions will be based on the NAV in effect on the payable date.

If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six (6) months, your dividends may be reinvested in your account at the then-current NAV.  All future distributions will automatically be reinvested in shares of the Fund.  No interest will accrue on amounts represented by uncashed distribution checks.

Taxes

As with any investment, your investment in the Fund could have tax consequences for you.  If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the Fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the Fund’s distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the Fund’s distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains.  A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the Fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment in the Fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local, or foreign tax consequences of investment in the Fund.

Calculation of Share Price

The share price (NAV) of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day the NYSE is open for business and may also be determined on any other day when there is a purchase or redemption of the shares of the Fund.  The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The price at which a purchase or redemption of Fund shares is effected is the next calculation of NAV after the order is placed.

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Portfolio securities are valued as follows:

(1)	Equity securities that are traded on securities exchanges are valued at the last quoted sale price as of the close of the regular session of trading on the day the securities are being valued, or, if traded on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), at the NASDAQ Official Closing Price (“NOCP”), or, if not traded on a particular day, at the most recent bid price,

(2)	Equity securities not traded or dealt upon any securities exchange for which over-the counter market quotations are readily available generally shall be valued at the last bid,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market,

(4)	debt securities are valued at bid prices provided by an independent pricing service, or, if no bid price is readily available, the independent pricing service may provide a price determined by a matrix pricing method or other analytical pricing model, and

(5)	securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator or investment adviser does not receive market quotations for those securities (or other assets) or, in some limited cases, receive market quotations for the securities or other assets that they do not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges.  With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based in part upon the NAVs of such investment companies.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.  At June 30, 2016, the Fund’s most recently completed fiscal year-end, the Fund held securities of nearly 132 different issuers in all 14 sectors represented by the North American Industry Classification System (“NAICS”).  Thus, erroneous fair values of one or even several are less likely to materially affect the Fund’s NAV than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges.  Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest.  Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary adjustments.

The NAV per share of the Fund will fluctuate with the value of the securities it holds.

NOTE:  If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

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Description of Indexes

The S&P 500 Index is an unmanaged, market-value weighted index of 500 stocks chosen by Standard & Poor’s on the basis of market size, liquidity, and industry group representation.  The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance.  A direct investment in an index is not possible.

The Dow Jones Industrial Average is comprised of a price-weighted average based on the price movement of 30 blue chip stocks.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.  A direct investment in an index is not possible.

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Financial Highlights

The financial highlight table is intended to help you understand the Fund’s financial performance for the past five fiscal years.  Certain information reflects financial results for single shares of the Fund.  The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all dividends and distributions).  This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Masters 100SM Fund
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	Year Ended 6/30/12

Net asset value at beginning of year	$10.71	$10.49	$9.09	$9.53	$10.10
Income from investment operations:
Net investment loss	(0.11)(1)	(0.13)(1)	(0.13)(1)	(0.05)(1)	(0.06)(1)
Net realized and unrealized gain (loss) on investments	(2.16)	0.54	1.53	(0.24)	(0.16)
Total from investment operations	(2.27)	0.41	1.40	(0.29)	(0.22)
Less distributions from:
Net investment income	--	(0.19)	--	(0.15)	(0.35)
Net asset value at end of year	$8.44	$10.71	$10.49	$9.09	$9.53
Total Return	(21.2)%	4.14%	15.40%	(3.03)%	(1.82)%
Net assets at end of year (millions)	$4.2	$5.9	$7.9	$7.8	$10.0
Ratio of expenses to average net assets	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment loss to average net assets	(1.23)%	(1.28)%	(1.26)%	(0.50)%	(0.59)%
Portfolio turnover rate	219%	192%	566%	615%	765%

(1) Calculated using average shares outstanding method.

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PRIVACY NOTICE

In the course of doing business with The Masters 100 Fund (the “Fund,” or “us”) you share non-public personal information with us.  You may provide such information when communicating or transacting business with the Fund in writing, electronically or verbally.  For instance, information may come to us from applications or forms, requests for forms or literature and your transactions and account positions with the Fund.  On occasion information may come to us from those providing services to the Fund or to you.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except to process a transaction or service an account as permitted or required by law.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

This page is not a part of the Prospectus

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PP-1

Marketocracy Funds P.O. Box 23791 San Jose, CA 95153
Distributor Rafferty Capital Markets, LLC 1010 Franklin Ave. – 3rd Floor Garden City, NY 11530	Investment Adviser, Administrator Marketocracy Capital Management LLC P.O. Box 23791 San Jose, CA 95153
Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202	Independent Registered Public Accounting Firm Tait, Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, PA 19103

Additional information about the Fund is included in the Fund’s Statement of Additional Information (“SAI”) dated October 28, 2016, as amended from time to time, which is incorporated by reference in its entirety.  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Fund, or to make shareholder inquiries about the Fund, please call:

1-888-884-8482

or visit the Marketocracy Funds Internet site, http://funds.marketocracy.com.  You also may review and obtain copies of the Fund’s information (including the SAI at the SEC Public Reference Room in Washington, D.C.  Please call 1-202 551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund also are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of information may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Investment Act No. 811-09445

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MARKETOCRACY FUNDS

THE MASTERS 100SM FUND

Trading Symbol: MOFQX
 STATEMENT OF ADDITIONAL INFORMATION

 October 28, 2016

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus for The Masters 100SM Fund dated October 28, 2016.  A copy of the Fund’s Prospectus can be obtained by calling the Trust toll-free at 1-888-884-8482, or by writing the Trust at P.O. Box 23791 San Jose, CA 95153 or by visiting the Marketocracy Funds’ Internet site http://funds.marketocracy.com.

The audited financial statements for the Fund for the fiscal year ended June 30, 2016, are incorporated herein by reference to the Marketocracy Funds’ June 30, 2016, Annual Report. A copy of the Annual Report may be obtained without charge by calling or writing the Fund as shown below, or by visiting the Marketocracy Funds’ Internet site http://funds.marketocracy.com.

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THE TRUST

Marketocracy Funds (the “Trust”), an open-end management investment company, was organized as a Delaware business trust on July 20, 1999. On June 2, 2000, the Trust changed its name from Ingenuity Capital Trust to Marketocracy Funds. The Trust currently offers one series of shares to investors, The Masters 100SM Fund (the “Fund”).  The Fund is a diversified series. This means that with respect to 75% of its assets, the Fund will not invest more than 5% of its total assets in any single issuer. The Trust may start another series and offer shares of a new fund under the Trust at any time.

Fund capital consists of an unlimited number of shares of beneficial interest having a no par value.  When issued, each share or fraction thereof is fully paid, non-assessable, transferable and redeemable. Shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by the Fund except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.  The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interests in the assets belonging to the Fund and the rights of shares of any other series are in no way affected. In case of liquidation of a Fund, the shareholders will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. If the Trust has more than one series, any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

INVESTMENTS, POLICIES AND RISKS

A more detailed discussion of some of the terms used and investment policies described in the
Prospectus appears below:

MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of (1) two-thirds or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

DEBT SECURITIES. The Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities or state or municipal government agencies that in the opinion of the Fund’s investment adviser offer long-term capital appreciation possibilities because of the timing of such investments. The Fund intends that no more than 35% of its total assets will be comprised of such debt securities under normal market conditions.

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Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates.  Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if the Fund invests in the debt obligations described above, such investments will generally be made when the Fund’s investment adviser expects that prevailing interest rates will be falling, and will generally be sold when the Fund’s investment adviser expects interest rates to rise.

The Fund’s investments in this area will consist solely of investment grade securities (rated BBB or higher by Standard & Poor’s Ratings Group or Baa or higher by Moody’s Investors Service, Inc., or unrated securities determined by the Fund’s investment adviser to be of comparable quality). While securities in these categories are generally accepted as being of investment grade, securities rated BBB or Baa have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. In the event a security’s rating is reduced below the Fund’s minimum requirements, the Fund will sell the security, subject to market conditions and the Fund’s investment adviser’s assessment of the most opportune time for sale.

To the extent the Fund invests in bonds, it will be exposed to the risks of bond investing. A bond’s market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond’s market value declines and when interest rates decline, its market value rises. Also, the longer a bond’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield. A bond’s value can also be affected by changes in the bond’s credit quality rating or its issuer’s financial condition. Because bond values fluctuate, the Fund’s share price fluctuates.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of the Fund’s investment adviser, such note is liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer’s parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor’s have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

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BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions, the accounts of which are insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses.  To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must be of a credit quality at least equal to the Fund’s investment criteria for portfolio securities and will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund’s investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security.  If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Fund’s investment adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

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SMALL AND MEDIUM-SIZED COMPANIES RISKS. The Fund may, from time to time, invest a substantial portion of its assets in companies with small or medium-sized capitalization. Small or medium-sized capitalization companies often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, such companies may have been recently organized, and have little or no track record or success. Also, less publicly available information about the issuers of these securities or less market interest in such securities may be available than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets. In many instances the securities of smaller companies are traded only over- the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small capitalization companies may be subject to wider price fluctuations than the fluctuations for larger capitalization companies. When making large sales of securities having small trading volumes, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

INDEXED SECURITIES. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals, or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency.  Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

MONEY MARKET FUNDS. Subject to the limits prescribed by the 1940 Act, the Fund may invest a portion of its assets in money market investment companies. Investment in a money market investment company involves payment of such company’s pro rata share of advisory and administrative fees charged by such company, in addition to those paid by the Fund.

INVESTMENT COMPANIES. Subject to the limits prescribed by the 1940 Act, the Fund may invest a portion of its assets in other investment companies, including money market mutual funds. Investment in another investment company involves payment of such company’s pro rata share of advisory and administrative fees charged by such company, in addition to those paid by the Fund.

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EXCHANGE TRADED FUNDS. An exchange traded fund (“ETF”) generally is an investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts.  The portfolios of ETFs generally consist of common stocks that closely track the performance and dividend yield of specific securities indices, either broad market, sector or international. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of stocks in a single security. Although index mutual funds are similar, their shares are generally issued and redeemed only once per day at market close. Investment in an ETF involves payment of such company’s pro rata share of administrative fees charged by such company, in addition to those paid by the Fund.

EXCHANGE TRADED NOTES. An exchange traded note (“ETN”) is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index.  ETNs are publically traded on a U.S. securities exchange.  An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its net asset value; the share may trade at a premium or discount to its net asset value, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

INITIAL PUBLIC OFFERINGS. The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs have added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

FOREIGN SECURITIES. The Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by American Depositary Receipts (“ADRs”) and listed on domestic securities exchange or traded in the United States on over-the-counter markets.

ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund’s investment strategies, ADRs are deemed to have the same classification as the underlying securities they represent.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Although denominated in U.S. dollars, the market price of ADRs may be affected by currency fluctuations in the currency of the underlying security.

ADR facilities may be established as either “unsponsored” or “sponsored.”  A sponsored depositary is required to provide shareholder information under its contractual arrangements with the issuer, including reliable financial statements.  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

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Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers, and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

LOANS OF PORTFOLIO SECURITIES.  The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially.  To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Fund’s custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of its portfolio securities to no more than 30% of its total assets.

Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Fund’s investment adviser or any affiliated person of the Trust or an affiliated person of the Fund’s investment adviser or other affiliated person. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities that are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

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In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined by the Trustee to be liquid.

WARRANTS. The Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of the Fund’s net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

OPTIONS.

Put and Call Options. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period.

Purchasing Put and Call Options. The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices.  The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. The Fund would realize a loss if the price of the security or stock index decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

Writing Covered Call Options. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security that the Fund has considered selling, or to close out options previously purchased. A call option is “covered” if the Fund either owns the underlying security (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire the underlying security through immediate conversion of securities, subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

Writing Covered Put Options.  The Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if they are considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The operation of covered put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

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Options Risks. Option transactions in which the Fund may engage involve following risks:

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. The Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received.

By writing options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit.

When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. The writing of covered call options is a conservative investment technique, which the Fund’s investment adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price.  During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

The risks involved in writing covered put options include the risk that the writer of an option may be assigned an exercise at any time during the option period, that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. Also, there could be a decrease in the market value of the underlying security or stock index. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value.

When writing covered put options, the Fund will be required to segregate cash and/or liquid securities to meet its obligations. When writing call options, the Fund will be required to own the underlying financial instrument (or comparable securities satisfying the cover requirements of the securities exchanges), or have the right to acquire the underlying financial instrument through immediate conversion of securities, or segregate with its custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, the Fund’s ability to meet current obligations, to honor redemptions or to achieve its investment objective may be impaired. The staff of the Securities and Exchange Commission has taken the position that over-the-counter options and the assets used as “cover” for over-the-counter options are illiquid securities.

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The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

An exchange-listed option may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Fund’s investment adviser believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund’s use of options.  The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert.  It is possible that the Trust and other clients of the Fund’s investment adviser or the Fund’s investment adviser may be considered such a group. These position limits may restrict the Fund’s ability to purchase or sell options on particular securities.

Options that are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options.  Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

Government regulations also may restrict the Fund’s use of options.

Other risks include disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker’s customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Fund’s investment adviser’s ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the ability of the Fund’s investment adviser to select the proper time, type and duration of the options.

Although the Fund may commit up to 40% of the Fund’s net assets to option strategies, the Fund currently does not expect to commit more than 5% of the Fund’s net assets.

FUTURES CONTRACTS.

Index Futures Contracts and Options.  The Fund may buy and sell stock index futures contracts and related options for hedging purposes or to attempt to increase investment return. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index. Consistent with the regulations of the Commodity Futures Trading Commission, the Fund has claimed an exclusion from the definition of “Commodity Pool operator” under the Commodity Exchange Act (the “CEA”) and therefore is not subject to registration or regulation as a pool operator under the CEA or National Futures Association.

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The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180).  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. In order to hedge its investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indexes or sub- indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund’s securities.

Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing and selling call and covered put options on index futures contracts, the Fund, which may purchase and sell index futures contracts, may purchase and sell call and covered put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”
The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices that it has purchased. The Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or covered put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a covered put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

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Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates.  For example, when the Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

   SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS.

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.  However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated.  In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop or continue.  Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Fund’s securities that are the subject of a hedge. The Fund’s investment adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

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Successful use of futures contracts and options by the Fund for hedging purposes is also subject to the Fund’s investment adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline.  If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities.  In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions.  First, all participants in the futures market are subject to margin deposit requirements.  Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying security or index and futures markets.  Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Fund’s investment adviser still may not result in a successful hedging transaction over a very short time period.
Other Risks.  The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.  Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

BORROWING.  The Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund’s net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above.  The Fund does not purchase additional portfolio securities while its borrowings exceed 5% of its total assets. The Fund may pledge its assets in connection with borrowings.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

DIVERSIFICATION: The Fund may not purchase the securities of any one issuer (other than the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

MARKETOCRACY.COM:  Under this website’s rules (which the Fund’s investment adviser’s financial publisher affiliate may change from time to time), members, who are individuals from around the world, need not meet any minimum education requirements, work experience, or professional qualifications or standards in order to create and manage model portfolios, i.e., members may range from complete investment amateurs to professional money managers.  The publisher affiliate’s basic assumption in creating and operating Marketocracy.com is its belief that given sufficiently large numbers of competitive website member-managers and model portfolios, it is statistically more likely than not that the member-managers the very best performing model portfolios will have outperformed most of the approximately 4,000 U.S. professional equity fund managers and their funds during the same periods.

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Model Portfolios Governing Rules.  Members must manage their model portfolios in compliance with the laws, rules and regulations generally applicable to real mutual funds. Each member may create and operate up to 10 no-load model portfolios, each seeded with one million fictitious dollars cash. Currently, members may make fictitious investments only in domestic equity securities for which the website’s securities pricing services customarily provide regular pricing information, which currently includes all equity securities traded or listed on major U.S. national or regional exchanges, The NASDAQ System, and the over-the-counter markets, including, subject to the limitations of the 1940 Act, closed-end investment companies and exchange traded funds as well as foreign securities represented by ADRs and international index ETFs. If in the future the website’s pricing services are extended to include major foreign exchanges and over-the-counter markets, members and model portfolios may be allowed to invest in foreign securities other than ADRs and international index ETFs.  Under normal market conditions, at least 65% of each model portfolio’s total hypothetical assets must consist of domestic equity securities, primarily common stocks, and in the future perhaps, foreign securities in addition to those already available to model portfolios represented by ADRs and certain international index ETFs.

To simulate the operations of real mutual funds, the website’s simulation software charges each model portfolio a hypothetical commission of $0.05 per share for each securities trade and charges each a hypothetical management fee at the annual rate of 1.95% (or 195 basis points) of  each model portfolio’s average annual net assets. The website automatically provides the trading, cash management, portfolio accounting and other support services necessary to operate a real mutual fund portfolio, including the calculation of each model portfolio’s daily net asset value and thus, hypothetical simulated performance, all in accordance with mutual fund industry and regulatory standards and requirements. Thus, the website can rank order all of its model portfolios by their respective Virtual Performances over any time period, from one day to many years. The website’s rules may be viewed in their entirety at http://paths.marketocracy.com/rules.

Statistical Premise and m100 Risks. Although the Fund’s investment adviser agrees with its publisher affiliate’s basic assumption, i.e., that it is statistically likely that members managing the 100 best performing model portfolios will outperform the vast majority of the approximately 4,000 U.S. professional equity fund managers and their funds, it also is statistically possible that in actual experience they will not. The ultimate success of the publisher affiliate’s statistical assumption is contingent upon the publisher affiliate maintaining sufficiently large numbers of competitive members and model portfolios. Maintaining such numbers depends upon a variety of factors outside the control of the Fund, its investment adviser or its portfolio manager, including the level of commitment of members and the incentives provided them to continue achieving superior simulated investment performances. Also, the success of the Fund’s principal strategies depends, at least in part, upon the continued operation of large numbers of member-managers and model portfolios, the continued availability of the m100 subscription service and the continued financial viability of the publisher affiliate and its business.  In addition, the strategies used by the member-managers in selecting securities for the m100 model portfolios and the Fund’s investment adviser’s strategies choosing securities for the Fund’s portfolio may not always be successful.
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INVESTMENT RESTRICTIONS

  The Trust has adopted certain fundamental investment restrictions designed to reduce the risk of an investment in the Fund. These restrictions may not be changed with respect to the Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Unless otherwise expressly noted, the Fund may not:

Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, but with respect to the Fund it may invest in companies that engage in such businesses to the extent authorized by the Board of Trustees.

Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

Purchase or sell commodities or commodity contracts, including futures contracts, except that the Fund may purchase and sell futures contracts to the extent authorized by the Board of Trustees.

Make loans to other persons except (a) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund’s total assets, and (b) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund’s total assets.

Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of each Fund’s total assets at the time any borrowing is made. While the Fund’s borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

Purchase or sell puts and calls on securities, except that the Fund may purchase and sell puts and calls on stocks and stock indices.

Make short sales of securities.

Participate on a joint or joint and several basis in any securities trading account.

Purchase the securities of any other investment company except in compliance with the 1940 Act.

Invest in the securities of any one industry if as a result, more than 25% of the Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities.  Issue senior securities, except that the Fund may borrow money in amounts up to 25% of the value of its total assets.

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With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Policies

The Trust on behalf of the Fund has adopted portfolio holdings disclosure policies and procedures (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. MCM, the Fund’s investment adviser, also has adopted similar policies and procedures regarding the non-disclosure of its clients’ portfolio holdings. Under the Portfolio Holdings Policies, information about the Fund’s portfolio holdings are not to be distributed to any third party except as expressly provided therein.  MCM and the Board of Trustees considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies. MCM and the Board of Trustees also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of MCM, the Fund’s distributor, or any other affiliated person of the Fund. After due consideration, MCM and the Board of Trustees determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies. The Board of Trustees also authorized any two of the Trust’s chairman, President or Vice-President to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board of Trustees exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Policies, codes of ethics and other relevant policies of the Fund and its service providers by the Trust’s Chief Compliance Officer (the “CCO”), (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to these Policies. The Board of Trustees reserves the right to amend the Policies at any time without prior notice in its sole discretion. Under the Portfolio Holdings Policies, each of the Adviser, Administrator, Sub-Administrator, Transfer Agent, Distributor and Custodian (as defined below) are obligated and instructed to report to the Board of Trustees both periodically and promptly any suspected or actual violations by it (or any of its affiliated persons) of the Portfolio Holdings Policies or the Board of Trustee’s instructions in connection therewith.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of, and not to trade based on, the information disclosed: MCM, MDS (to supply m100 research and related data obtained via Marketocracy.com internet website and support analytics to MCM as the Fund’s investment adviser), Sub-Administrator, Custodian, independent registered accounting firms, proxy voting service providers (e.g. ADP), various ranking agencies including Morningstar, Inc. and Lipper Analytical Services, Inc., counsel to the Fund, or the Trustees (current parties are identified in this SAI). Portfolio holdings information not publicly available with the SEC may only be provided to additional third parties in accordance with the Portfolio Holdings Policies when the Fund has a legitimate business purpose, and the third party recipient is subject to an agreement to maintain confidentiality of, and not to trade based on, such information. Please see “MDS Data License Agreement and Ownership of Marketocracy.com Data” below.

Under the Portfolio Holdings Policies, MCM, its affiliates and employees, and the Fund may not receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.  Please see “MDS Data License Agreement and Ownership of Marketocracy.com Data” below.

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There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

MDS Data License Agreement and Ownership of Marketocracy.com Data

In buying and selling securities for the Fund, MCM generally uses data regarding the hypothetical investments and performances of certain “model” portfolios, including the m100, maintained on the internet website, Marketocracy.com® (collectively, “MDS Data”). MDS, MCM’s financial publisher affiliate, operates such website.  Pursuant to the subscription agreement between MDS and MCM under which MCM receives certain MDS Data, MDS has granted MCM a non- exclusive license to use such certain of the MDS Data, including the m100, by analyzing the holdings of the various model portfolios and portfolio securities trades in respect of such model portfolios so as to manage the actual portfolios of MCM’s investment advisory clients, including the Fund.

The subscription agreement expressly provides that the MDS Data is created prior to and is not the same as the Fund’s portfolio holdings and that all MDS Data is and remains MDS’s sole property except to the limited extent of the license granted to MCM to use the MDS Data as specified in the license. In addition, under such license MCM may not grant any sublicenses, leases or other rights to any third parties, including the Fund. Consequently, no MDS Data used by MCM to manage the Fund’s portfolio is subject to the Portfolio Holdings Policies, which expressly so provide. Consequently, MDS and its affiliates remain free to use all MDS Data for their own commercial purposes and compensation.

TRUSTEES AND OFFICERS

Board of Trustees

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer.  The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses that, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duties.

Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and the Fund, such as the Adviser, Distributor, Administrator, Sub-Administrator, Custodian, and Transfer Agent (as defined below), each of whom are discussed in greater detail in this SAI. The Board of Trustees approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser and Administrator, and between the Administrator and the Distributor, Sub-Administrator, Custodian and Transfer Agent (as defined below) in respect of the Fund.  The Board of Trustees has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board of Trustees receives regular reports from these officers and service providers regarding the Trust’s operations. The Board of Trustees has appointed a Chief Compliance Officer who reports directly to the Board of Trustees and who administers the Trust’s compliance program and regularly reports to the Board of Trustees as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal “Board Meetings,” which are held annually four times per year, in person, and such other times as the Board of Trustees determines is necessary, and involve the Board of Trustees’ review of recent Trust operations. From time to time one or more members of the Board of Trustees may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics. In all cases, however, the role of the Board of Trustees and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board of Trustees a guarantor of the Trust’s investments, operations or activities.

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Leadership Structure

The Board of Trustees has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board of Trustees is comprised of two Trustees – Ms. Judi Lum, and Dr. Patricia A. Einarson – who are not “interested persons” of the Trust, the Adviser or the Distributor (as defined below) as that term is defined under the 1940 Act (the “Independent Trustees”) – and one Trustee – Mr. Kendrick W. Kam – who is an interested person of the Fund and Marketocracy Capital Management, LLC (“MCM” or the “Adviser”). Accordingly, 2/3 of the members of the Board of Trustees are Independent Trustees, i.e., Trustees that are not affiliated with the Adviser or its affiliates or any other investment adviser or other service provider to the Trust or the Fund.  The Board of Trustees has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee, the Nominating Committee and the Valuation Committee are comprised entirely of Independent Trustees.

The Trust’s Chairman, Ms. Lum, is an Independent Trustee.  Mr. Kam, an interested Trustee, serves as the Trust’s President and Treasurer and is the President of the Adviser.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees of the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was selected to serve on the Board of Trustees because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board of Trustees reviews its structure at least annually in light of the characteristics and circumstances of the Trust. The Board of Trustees has determined that having an Independent Trustee as the Chairman and having all Independent Trustees as the sole members of the Audit Committee, the Nominating Committee and the Valuation Committee allows all such Independent Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board of Trustees’ leadership structure is appropriate.
Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Chief Compliance Officer regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees to discuss compliance and operational risks. In addition, Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The full Board of Trustees receives reports from the Adviser and its portfolio manager as to investment risks as well as other risks that may be discussed during Audit Committee or full Board of Trustee meetings.

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Trustee Qualifications

The Board of Trustees believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above.  In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table that follows, below is certain additional information concerning each individual Trustee.  The information provided below, and in the table above, is not all-inclusive.  Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.  In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Kendrick W. Kam. Mr. Kam has served as an interested Trustee of the Trust since July 1999 as well as its President and Treasurer. Mr. Kam is the President and founder of the Adviser, which he formed in June 2000. From 1994 until 1999, Mr. Kam served as a portfolio manager for several of the Firsthand Funds, which were technology- and medical-related mutual funds, and was President and co- founder of Firsthand Capital Management, Inc. (formerly Interactive Research Advisers, Inc.), the investment adviser to Firsthand Funds. Prior to Joining Firsthand, Mr. Kam co-founded and was Vice- President of Finance and Marketing of Novoste Puerto Rico, Inc., a medical device company. Mr. Kam also has a Master’s of Business Administration degree from the Stanford Graduate School of Business. Through his experience as a trustee and portfolio manager of mutual funds, his employment experience and his education, Mr. Kam is experienced with financial, accounting, regulatory and investment matters.

Judi Lum. Ms. Lum has served as an Independent Trustee of the Trust since November 2013 and Chairman since February 2016.  Ms. Lum has worked as a Management Consultant with E2 Consulting since 1998.  From 2010 until 2011, Ms. Lum served as Associate Director of Administration at Stanford University, and from 2012 to 2013, served as an Encore Fellow at Avenidas for new business initiatives.  Previously, Ms. Lum served as a CFO at the following companies: StemCells, Inc. in Palo Alto, CA, Inhale Therapeutic Systems in San Carlos, CA, and Soane Technologies in Hayward, CA.  Ms. Lum has a Master’s of Business Administration degree from the Stanford Graduate School of Business.

Patricia A. Einarson, MD.  Dr. Einarson is a physician and experienced hospital board member.  Prior to her medical career, Dr. Einarson was a management consultant with Bain and Company for a short time, before joining Tandem Computers (since acquired by Hewlett Packard) as their Corporate Partnerships and Acquisitions Manager.  Dr. Einarson earned both her MD and MBA at Stanford University.

Trustees and Officers

Following is a table listing the Trustees and executive officers of the Trust and their principal occupation over at least the last five years. The Independent Trustees are listed first.

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Independent Trustees

Name and Address	Age	Position Term, and length of time served	Principal Occupation during the Past Five Years	Number of portfolios overseen by Trustee	Other Trusteeship/ Directorship held by Trustee during the Past Five Years
Judi R. Lum P.O. Box 23791 San Jose, CA 95153	55	Trustee since November 2013, Chairman since February 2016.	Managing Director, E2 Consulting, management consulting (1998 - Present).	1	None
Patricia A. Einarson P.O. Box 23791 San Jose, CA 95153	58	Trustee since February 2016.	Physician (2001 - Present), Medical Advisor, AnalyticsMD, healthcare start-up (2012 - Present), Medical Advisor, RayVio (2016 – Present) Board Member, El Camino Hospital and Healthcare District (2010 - 2014).	1	None

Interested Trustees and Officers

Name and Address	Age	Position Term, and length of time served	Principal Occupation during the Past Five Years	Number of portfolios overseen by Trustee	Other Trusteeship/ Directorship held by Trustee during the Past Five Years
*Kendrick W. Kam P.O. Box 23791 San Jose, CA 95153	56	Trustee, President and Treasurer since December 1999.	CEO, Marketocracy, Inc. (1999-present), President and Vice President, Marketocracy Capital Management LLC (2000 to present).	1	None

*	Kendrick W. Kam, as an affiliated person of Marketocracy Capital Management LLC, the Trust’s investment adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Compensation

For their service as Trustees, the independent Trustees are not compensated. The interested Trustees of the Trust receive no compensation for their service as Trustees. The table below details the amount of compensation the Trustees were entitled to receive from MCM for the fiscal year ended June 30, 2016. None of the executive officers receives compensation from the Trust. The aggregate compensation is provided for the Trust, which currently is comprised of one Fund.

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	Aggregate Compensation Paid to Trustees	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Name and Position
Kendrick W. Kam*	None	None	None	None
Judi Lum	None	None	None	None
Patricia Einarson	None	None	None	None

*This Trustee is deemed to be an interested person as defined in the 1940 Act.
**The Trustees are paid for their services by the Fund Administrator.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the
Fund as of December 31, 2015:
Key
A.  $1-$10,000
B.  $10,001-$50,000
C.  $50,001-$100,000
D.  over $100,000

Dollar Range of Equity Securities Beneficially Owned in the Fund(1)

Name of Trustee	Masters 100 Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (1)
Kendrick W. Kam Interested Trustee	D	D
Judi Lum Independent Trustee	None	None
Patricia Einarson Independent Trustee	None	None
(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

As of December 31, 2015, none of the Independent Trustees or members of their immediate families owned any securities of the Adviser, Rafferty Capital Markets, Inc. (the “Distributor”) or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.  During the two most recently completed calendar years, none of the Independent Trustees or members of their immediate families conducted any transactions (or series of transactions) with the Adviser, Distributor or any affiliate of the Adviser or Distributor in which the amount involved exceeded $120,000.

Board Committees

Audit Committee
The Fund has an Audit Committee comprised of the Independent Trustees, who currently are as follows: Ms. Patricia Einarson and Ms. Judi Lum.  The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence. The Audit Committee meets once a year, and if necessary, more frequently. The Audit Committee met once during the Fund’s last fiscal year at the Board meeting on September 11, 2015.

Table of Contents - Statement of Additional Information

Nominating Committee
The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee is comprised of the Independent Trustees, who currently are as follows: Ms. Patricia Einarson and Ms. Judi Lum. There are no policies in place regarding nominees recommended by shareholders. The Nominating Committee met once during the Fund’s last fiscal year at the Board meeting on September 11, 2015.

Valuation Committee
The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. The Valuation Committee meets as necessary when a price is not readily available. The Valuation Committee did not meet during the Fund’s last fiscal year.

Control Persons, Principal Holders of Securities and Management Ownership.
The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of September 30, 2016. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

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The Masters 100 Fund

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. * 211 Main Street San Francisco, CA 94105-1905	19.04%	R
Roberta L. Carroll c/o Marketocracy Funds P.O. Box 23791 San Jose, CA 95153	15.31%	B
National Financial Services, LLC 499 Washington Blvd. FL 5 Jersey City, NJ 07310-2010	14.58%	R
Terry L. Walker c/o Marketocracy Funds P.O. Box 23791 San Jose, CA 95153	8.16%	B
Kendrick Kam c/o Marketocracy Funds P.O. Box 23791 San Jose, CA 95153	7.74%	B
ECA Holdings LLC c/o TG Carroll P.O. Box 23791 San Jose, CA 95153	7.03%	B
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	6.75%	R
*Charles Schwab & Co. is organized under the laws of the State of Delaware and its parent company is The Charles Schwab Corporation.

Management Ownership
As of September 30, 2016, the Trustees and officers of the Trust, as a group, owned shares of the Fund as shown below:

Name of the Fund	Percentage of Fund owned by Management
The Masters 100SM Fund	7.74%

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INVESTMENT ADVISORY AND OTHER SERVICES

Marketocracy Capital Management LLC. The Trust retains Marketocracy Capital Management LLC, a Delaware limited liability company (“MCM” or the “Adviser”) that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, to manage the investments of the Fund. MCM’s mailing address is P.O. Box 23791, San Jose, CA 95153. Kendrick W. Kam has served as the President of MCM since its formation in June 2000 and as Vice President since August 2001. Mr. Kam has been a Trustee of the Trust since 1999. Mr. Kam may be deemed a control person of the Adviser by virtue of his ownership of the Adviser.

MCM is a wholly-owned subsidiary of Marketocracy Inc., a Delaware limited liability company (“Parent”). Parent’s principal business is operating a World Wide Web Internet site (the “Site”) through another wholly-owned subsidiary, Marketocracy Data Services LLC, a financial publisher (“MDS”). Members of the Site manage one or more model mutual fund portfolios, all at no cost, and establish verifiable long-term performance records.  Parent uses the Site to generate financial and investment information, data and statistics about the model portfolios that MDS may collect and publish for its subscribers, including the Fund’s investment adviser, and to identify top performing members. Mr. Kam currently controls the Parent.

Investment Advisory and Management Agreements and Fees.  Under the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Fund’s investment adviser, MCM, the Fund’s investment adviser (i) manages the investment operations of the Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with the Fund’s investment objective, (ii) provides all statistical, economic and financial information reasonably required by the Fund and reasonably available to the Fund’s investment adviser, (iii) provides the custodian of the Fund’s securities on each business day with a list of trades for that day, and (iv) provides persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust.

Pursuant to the Fund’s Advisory Agreement, the Fund pays to the Fund’s investment adviser, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Fund’s investment adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit each Fund’s total operating expenses, subject to certain exceptions such as Acquired Fund Fees and Expenses, to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. The dollar amounts of fees earned by and paid to the Adviser over the past three fiscal years are shown below.

MCM Advisory Fees Earned and Paid

	June 30, 2016	June 30, 2015	June 30, 2014
Masters 100SM Fund	$70,256	$100,648	$123,869

By its terms, the Advisory Agreement remains in force from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund’s outstanding voting securities, or by the investment adviser.  The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

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Portfolio Manager.  As mentioned in the Prospectus, Kendrick W. Kam is the portfolio manager of the Fund. Mr. Kam is the President and founder of Marketocracy Capital Management LLC (“MCM”), which he formed in June 2000.  From 1994 until 1999, Mr. Kam served as a portfolio manager for several of the Firsthand Funds, which were technology- and medical-related mutual funds, and was President and co-founder of Firsthand Capital Management, Inc. (formerly Interactive Research Advisers, Inc.), the investment adviser to Firsthand Funds. Prior to 1994, Mr. Kam was co-founder and Vice President of Marketing and Finance for Novoste Puerto Rico, Inc., a medical device company headquartered in Aguadilla, Puerto Rico. Mr. Kam holds a Bachelor of Science Degree in Finance from Santa Clara University and a Masters of Business Administration in Marketing from Stanford University. For his services as portfolio manager of the Fund, Mr. Kam receives a fixed salary set by industry standards and participates in a deferred compensation plan.  Mr. Kam is not compensated by the Fund or the Fund’s investment adviser or administrator.

The following provides information regarding other accounts managed by Mr. Kam as of June 30, 2016:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	1	$4 million	0	$0
Other Pooled Investment Vehicles	75	$10 million	0	$0
Other Accounts	0	$0	0	$0

The other pooled investment vehicle for which Mr. Kam acts as portfolio manager has the identical investment objective and very similar investment strategies to the Fund as do the separately managed accounts for which Mr. Kam acts as portfolio manager. Accordingly, conflicts of interest in allocating investment opportunities between the Fund and the other pooled investment vehicle arise infrequently.  The Fund’s investment adviser and the Fund have adopted opportunities allocation policies that allow for fair and equitable distribution of investment opportunities between the Fund and the other pooled investment vehicle.

As of June 30, 2016, Mr. Kam owned securities in the Fund in an amount within the range of $100,001 to $500,000.

Administration Agreements and Fees. The Board of Trustees of the Trust has approved an Administration Agreement for the Fund with MCM, in its capacity as a fund administrator and not as an investment adviser (the “Administrator”), wherein the Fund’s Administrator is responsible for the provision of administrative and supervisory services to the Fund. The Fund’s Administrator, at its expense, supplies the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Administrator. The Fund’s Administrator also oversees the maintenance of all books and records with respect to the Fund’s security transactions and the Fund’s books of account in accordance with all applicable federal and state laws and regulations. The Fund’s Administrator arranges for the preservation of the records required to be maintained by the 1940 Act.

Pursuant to the Administration Agreement, the Fund will pay to the Fund’s Administrator, on a monthly basis, a fee equal to 0.45% per annum of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion. From this compensation, the Fund’s Administrator pays all expenses of the Fund other than fees for the Fund’s investment adviser and certain other fees such as Acquired Fund Fees and Expenses.
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The Administration Agreement may be terminated by the Trust at any time, on 60 days’ notice to the Administrator, without penalty either (a) by vote of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time by the Administrator on 60 days’ written notice to the Trust.

Over the past three fiscal years, the Fund has paid the following amounts in administrative fees:

Administrative Fees Paid to MCM

	June 30, 2016	June 30, 2015	June 30, 2014
Masters 100SM Fund	$21,077	$30,195	$37,161

Code of Ethics

The Trust and the Adviser have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser and its affiliates to invest in securities that may be purchased or held by the Fund. These Codes of Ethics include reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Fund.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting  and Strengthening America  by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Trust’s Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

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PROXY VOTING POLICY

The Fund’s entire proxy voting policies and procedures are set forth in Appendix B.

THE DISTRIBUTOR

Rafferty Capital Markets, LLC (the “Distributor”), 1010 Franklin Ave. – 3rd Floor, Garden City, NY 11530, serves as principal underwriter (the “Distributor”) for the Trust pursuant to an Underwriting Agreement. No affiliated persons of the Trust are affiliated persons of the Distributor. Fund shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obliged to sell any particular amount of shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust.  The Underwriting Agreement will automatically terminate in the event of its assignment.

SECURITIES TRANSACTIONS

The Fund’s investment adviser furnishes the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio consistent with the Fund’s investment objective, policies, and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information and the policies duly adopted by the Trust’s Board of Trustees. The Fund’s investment adviser determines from time to time what securities will be purchased, retained or sold by the Fund, and implements those decisions, all subject to the provisions of the Fund’s Declaration of Trust, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state laws, as well as the investment objectives, policies, and limitations of the Fund. In no instance will portfolio securities be purchased from or sold to the Fund’s investment adviser or any affiliated person thereof except in accordance with the rules and regulations promulgated by the Securities and Exchange Commission pursuant to the 1940 Act.

In placing orders for the Fund with brokers and dealers with respect to the execution of the Fund’s securities transactions, the Fund’s investment adviser attempts to obtain the best net results for the Fund.  In doing so, the Fund’s investment adviser may consider such factors that it deems relevant to the Fund’s best interest, such as price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.  The Fund’s investment adviser has the discretionary authority to utilize certain broker-dealers even though it may result in the payment by the Fund of an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, providing, however, that the Fund’s investment adviser had determined that such amount of commission was reasonable in relation to the value of the brokerage and the research and investment services (“Research”) provided by the broker-dealer effecting the transaction.  Selecting a broker-dealer in recognition of services or products other than simply transaction execution is known as paying for those services or products with “soft dollars.”

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Research provided by brokers includes the type that brokerage houses customarily provide to institutional investors, such as statistical and economic data and research reports on particular companies, industries and securities markets.  Brokers may produce Research themselves or may arrange for Research to be produced by third parties, e.g., including but not limited to corporate action data, portfolio company fundamental research data, real time securities pricing data, end-of-day pricing data, general industrial code classification data, other market data and model portfolio and trading data of certain “model” m100 members.  Research may be used by the Fund’s investment adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the investment adviser’s other investment accounts, including a hedge fund and a number of separately managed accounts (i.e., “cross- subsidization” of the investment research for one client’s account by the soft dollars generated by another account). However, if the Fund’s investment adviser or any of its affiliates use any Research obtained through Fund’s brokerage soft dollars for any purpose other than the lawful and appropriate assistance to the investment adviser’s carrying out of its investment decision-making responsibilities (i.e., the “mixed-use portion”), the investment adviser will make a good faith allocation of the costs of such Research and will pay for the mixed-used portion with its own hard dollars.

Currently, the Fund’s investment adviser directs all Fund portfolio securities transactions to a single, unaffiliated “agency-only” broker.  An “agency-only” broker acts solely as the agent on behalf its brokerage client and is itself not, and is not affiliated with, a market maker dealer that buys and sells securities on a “principal basis,” i.e., a dealer that buys for and sells out of its own inventory of securities with price “mark downs” and “mark ups” rather than with a commission. Consequently, the Fund currently pays such agency-only broker a reasonable, but not necessarily the lowest available, fixed commission per share on each Fund portfolio securities transaction, i.e., the Fund “pays up” on each transaction. A substantial majority of such commission is allocated to soft dollar credits.  The Fund’s investment adviser uses these soft dollar credits to obtain Research.

The Board of Trustees reviewed the appropriateness of, initially approved, and on a quarterly basis reviews, these single agency-only broker and soft dollar credits arrangements. The Board based its initial approval on investigations conducted by the Fund’s investment adviser regarding a variety of alternative Fund securities transactions arrangements, e.g., ranging from using super-discount electronic communication networks (or “ECNs”) that simply “match” outstanding orders in the network at the time the order is entered to using full service broker-dealers.  The Adviser evaluated these alternative arrangements using a variety of factors including commissions, spread costs, market impact costs, opportunity costs and best execution. The Adviser’s investigations also considered the large number of issuers in the Fund’s portfolio, the large number of securities transactions annually and the varying depths of the trading markets for securities in which the Fund invests.  From its investigations, the Fund’s investment adviser concluded that despite paying the agency-only broker’s commissions, including soft dollar credits, the Fund consistently achieved better overall execution and overall best net investment results for the Fund due to, among other things, substantially smaller market impact costs due to the skills, trading methods and lack of conflicts of interests of the selected agency-only broker as opposed to the conflicts inherent in dealing with a dealer.

Because some or all of such Research could be considered to provide some benefit to the Fund’s investment adviser and its affiliates and because the “soft dollars” used to acquire them will be assets of the Fund, the Fund’s investment adviser could be considered to have a conflict of interest in allocating the Fund’s brokerage business. That is, the Fund’s investment adviser could receive valuable benefits by selecting a particular broker-dealer to execute client transactions and the transaction compensation charged by that broker-dealer might not be the lowest compensation the Fund’s investment adviser might otherwise be able to negotiate. In addition, the Fund’s investment adviser could have an incentive to cause the Fund to engage in more securities transactions than would otherwise be optimal in order to generate brokerage compensation with which to acquire products and services. As a result, additional commission costs, which are borne by the Fund and not the Fund’s investment adviser, could adversely affect the Fund’s performances. Further, the Fund’s investment adviser could be considered to have a conflict of interest in determining allocation of Research between the portions that can be paid for through Fund brokerage soft dollars and the mixed-use portion for which the Fund’s investment adviser must pay with its own hard dollars. During the fiscal year ended June 30, 2016, the Fund generated soft dollar credits of $14,938 with a total dollar value of transactions of $17,362,667 with the agency-only broker.

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The following brokerage commissions were paid by the Fund during the past three fiscal years.

Aggregate Brokerage Commissions Paid during fiscal years ended
June 30, 2016	June 30, 2015	June 30, 2014
$29,706	$52,559	$194,433

The Fund did not acquire any securities of its “regular brokers or dealers” during the fiscal year ended June 30, 2016.

The Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Fund also may purchase listed securities through the “third market” (i.e., otherwise than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter  market or the third market, the Fund’s investment adviser will seek to deal with primary market makers and to execute transactions on the Fund’s own behalf, except in those circumstances where, in the opinion of the investment adviser, better prices and executions may be available elsewhere.

Neither the investment adviser nor any affiliated persons thereof, will participate in commissions paid by the Fund to brokers or dealers or cannot receive any reciprocal business (e.g., sale of Fund shares), directly or indirectly, as a result of such commissions.

The Board of Trustees periodically reviews the allocation of brokerage orders to monitor the operation of these policies. In addition, the Board of Trustees, including the Trustees who are not “interested persons” of the Trust, annually reviews the Fund’s investment adviser’s use of soft dollars in connection with the Board’s annual review and approval of the Fund’s investment advisory and administration agreements with, and the compensation paid to, the Fund’s investment adviser and administrator, including indirect benefits received by the Fund’s investment adviser by virtue of any broker’s payment through soft dollars for Research that the broker provides to the Fund’s investment adviser.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

The Fund’s rate of portfolio turnover will depend upon market and other conditions, and it generally will not be a limiting factor when the Fund’s investment adviser believes that portfolio changes are appropriate.  The Fund anticipates that its portfolio turnover rate typically will surpass
100% due to the inherent nature of the Fund’s investment strategies, i.e., seeking to achieve the investment adviser’s chosen weightings of the portfolios investments of the m100 model portfolios that the investment adviser has selected, which may vary over time, including the periodic re-ranking of the m100’s model portfolios and other investment companies, may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements.

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High turnover rates could lead to increased transaction costs (including increased brokerage commissions and soft dollar costs), could cause you to pay higher taxes and could negatively affect the Fund’s performance. The table below shows the Fund’s turnover rates for the past three fiscal years.

Portfolio Turnover Rates For the Fiscal Year Ended
Fund	June 30, 2014	June 30, 2015	June 30, 2016
The Masters 100SM Fund	566%	192%	219%

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), currently 4:00 p.m., Eastern time, on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund’s portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see “Calculation of Share Price” in the Prospectus.

In valuing the Fund’s assets for the purpose of determining net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last quoted sale price on an exchange on the business day as of which such value is being determined. Securities traded on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on such exchange on such day, then the security is valued by such method as the Fund’s respective investment adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market are valued at the last sale price, if available, otherwise at the last bid price.  If no bid price is quoted on such day, then the security is valued by such method as the investment adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. All other assets of the Fund, including restricted securities and securities that are not readily marketable, are valued in such manner as the investment adviser under the supervision of the Board of Trustees in good faith deems appropriate to reflect their fair value.

In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator and investment adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receives market quotations for the securities or other assets that they do not believe are reliable or correct. Circumstances that might give rise to the Fund fair valuing a security include: the Fund’s pricing source fails to provide a price; trading halts; de-listing of the security; events subsequent to the close of the primary exchange on which the security primarily trades and before the Fund prices its shares; early closing or failure of the opening of the primary exchange on which the security primarily trades; corporate actions, e.g., stock splits, tender offers, reorganizations, exchanges; and evidence of “stale” price, e.g., a security whose price has remained unchanged for a significant period of time, e.g., 15 days.

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The portfolio securities in which the Fund invests fluctuate in value, and hence the net asset value per share of the Fund also fluctuates. Below is an illustration of how the net asset value per share for the Fund was calculated on June 30, 2016:

The Masters 100 Fund
Net Assets Shares Outstanding	=	Net Asset Value per Share
$4,168,180 493,824	=	$8.44

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of business on the Exchange on each day during such periods that the Exchange is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the Exchange. Orders received in good order after the close of the Exchange, or on a day it is not open for trading, are priced at the close of such Exchange on the next day on which it is open for trading at the next determined net asset value per share.

Good order means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment status, (4) your check payable to “Marketocracy Funds.”

The Trust reserves its rights to limit the amount of any investments and to reject any purchase order in whole or in part or refuse to sell to any person for any reason or no reason.

Redemption of Shares

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven calendar days after a shareholder’s redemption request made in accordance with the procedures set forth in the Prospectus, except for any period during which the Exchange is closed (other than customary weekend and holiday closing) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

The Trust will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “How to Redeem Shares” section of the Prospectus.

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Redemption In Kind

Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Fund’s investment adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which the Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of net assets, whichever is less, during any 90-day period. The Trust expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of net assets before a redemption wholly or partly in portfolio securities would be made.

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TAXES

Dividends
A portion of the Fund’s income may qualify for the dividends-received deduction available to corporate shareholders, but it is unlikely that all of the Fund’s income will qualify for the deduction.  A portion of the Fund’s dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

Capital Gains Distributions
The Fund’s long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

Returns of Capital
If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders.  A return of capital distribution will generally not be taxable but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received or sold.

Foreign Tax Credit of Deduction
Foreign governments may impose withholding taxes on dividends and interest earned by the Fund with respect to foreign securities held directly by the Fund.  Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the Fund.  Because the Fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders.  In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis and intends to comply with other tax rules applicable to regulated investment companies.

Capital Loss Carryforwards
At June 30, 2016, the Fund has estimated capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

Short Term	Long Term	Total	Expiration
$1,067,294	$ --	$1,067,294	6/30/2017
6,513,544	--	6,513,544	6/30/2018
110,720	53,691	164,411	Non-expiring
$7,691,558	$53,691	$7,745,249

Other Tax Information
The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences.  Counsel to the Trust has expressed no opinion thereon.  It is up to you or your tax preparer to determine whether the sale of shares of the Fund resulted in a capital gain or loss or other tax consequence to you.  In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes.  Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

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CUSTODIAN

Union Bank of California, N.A., 400 California Street, 13th Floor, San Francisco, California, 94104 has been retained by the Fund’s administrator to act as custodian for the Fund’s investments (the “Custodian”). Union Bank of California, N.A. also acts as the Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103, has been selected as the independent registered public accounting firm for the Trust.

SERVICE PROVIDERS

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, is retained by the Fund’s administrator to maintain the records of each shareholder’s account, process purchases and redemptions of the Fund’s shares (in such capacity, the “Transfer Agent”) and act as dividend and distribution disbursing agent. The Fund’s administrator also retains U.S. Bancorp to provide sub-administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable U.S. Bancorp to perform its duties (in such capacity, the “Sub-Administrator”). For the performance of these services, the Fund’s administrator (not the Fund) pays U.S. Bancorp’s fees. In addition, the Fund’s administrator reimburses U.S. Bancorp for out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines, and the costs of external pricing services.

U.S. Bancorp is an indirect wholly-owned subsidiary of U.S. Bank, N.A. a corporation principally engaged in the business of commercial banking.

FINANCIAL STATEMENTS

The audited financial statements for Fund are incorporated by reference to the Fund’s annual report for the fiscal periods ended June 30, 2016, as filed with the SEC.

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APPENDIX A

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

THE RATINGS OF MOODY’S AND STANDARD & POOR’S FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

Moody’s

Aaa - Bonds which are rated Aaa are judged to be of the best quality.   They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.   Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

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THE RATINGS OF MOODY’S AND STANDARD & POOR’S FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

Moody’s

aaa - An issue which is rated aaa is considered to be a top-quality preferred stock.  This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Standard & Poor’s

AAA - This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

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APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated the responsibility to vote the proxies in respect of the Fund’s portfolio securities to its investment adviser, Marketocracy Capital Management LLC (“Adviser”). Accordingly, Adviser’s proxy voting policies and procedures are set forth below.

MARKETOCRACY CAPITAL MANAGEMENT LLC -- PROXY VOTING PROGRAM

Overview

1. Applicable Law and Discussion

1.1 Applicable Laws

• Advisers Act 203

• Advisers Act Section 206

• Advisers Act Rule 206(4)-6

• 1940 Act Rule 38a-1

1.2 Proxy Voting for Investment Advisers
Under Advisers Act Rule 206(4)-6, it is a fraudulent, deceptive or manipulative course of business for an investment adviser to exercise voting authority with respect to client securities, unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Under Rule 206(4)-6, the investment adviser must also describe its policies to clients and provide them to clients upon request and also provide clients with information on how the investment adviser voted the proxies on their securities.

2. Scope of Proxy Voting Program
This Proxy Voting Program (the “Program”) addresses material issues involved in the voting the proxies with respect to the portfolio securities of Adviser's clients. The Program establishes the general policies and procedures governing Adviser's voting of such proxies.

However, due to the complexities and variety of potential proxy proposals that the Program may have to address, the Program does not attempt to describe every regulatory and compliance requirement applicable to proxy voting and every situation.

Although the Program expressly addresses proxy voting, the Program's policies and procedures apply to any solicitation of votes with respect to securities held in a client's portfolio for which Adviser has investment discretion, such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

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3. Definitions
For purposes of the Program:

3.1 Client
means any person (including any Investment Fund) to which or for whom Adviser provides investment advisory services.

3.2 Discretionary Account
means the investment portfolio of any Client with respect to which that Client has granted Adviser (a) discretionary proxy voting authority, or (b) discretionary investment authority with or without expressly retaining proxy voting authority. All Investment Funds are Discretionary Accounts.

3.3 Investment Fund
means any United States or non-United States investment fund or pool of which Adviser serves as general partner, managing member or investment adviser or in a similar capacity.

3.4 Material Position
means any voting portfolio security holding of a Discretionary Account representing at least one percent (1.0%) of the outstanding voting securities of the same class or series of an issuer of securities held by the Discretionary Account, calculated as of the business day immediately preceding the Receipt Date (as defined in Section 1.1.1 under the heading “Proxy Voting Procedures” below.

3.5 Non-Discretionary Account
means the investment portfolio of any Client with respect to which that Client has:

•	granted Adviser discretionary investment authority but has expressly retained proxy-voting authority, or

•	has not granted Adviser discretionary investment authority or discretionary proxy voting authority.

3.6 Proxy Control Officer
means the person [designated by Adviser’s management for that purpose]

   Proxy Voting Polices
When used below, the term “Adviser” includes Adviser's authorized designee.

1. General Proxy Voting Policies

1.1 Material Positions
Adviser will vote proxies for all Discretionary Account portfolio company securities that are Material Holdings after carefully considering all proxy solicitation materials and other available facts and the following policies:

1.1.1 Company Information
Adviser will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Adviser considers it appropriate and when it is reasonably available.

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1.1.2 “For” Votes
Adviser will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

• the proposal has a positive economic effect on shareholder value;

• the proposal poses no threat to existing rights of shareholders;

•	the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

•	the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

1.1.3 “Against” Votes
Adviser will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

• the proposal has an adverse economic effect on shareholder value;

•	the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

•	the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

•	the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

•	the proposal is a shareholder initiative that Adviser believes wastes time and resources of the company or reflects the grievance of one individual.

1.1.4 “Abstain” Votes
Adviser will ABSTAIN from voting proxies when Adviser believes that it is appropriate. Usually, this occurs when Adviser believes that a proposal holds negative but non- quantifiable implications for shareholder value but may express a legitimate concern.

1.2 Non-Material Positions
Adviser generally will vote proxies for all Discretionary Account portfolio company securities that are not Material Positions in accordance with the recommendation of the issuer's board of directors.]

2. Specific Voting Policies for Material Positions in Discretionary Accounts

2.1 The Board of Directors

2.1.2 Voting on Director Nominees in Uncontested Elections
Votes on director nominees are made on a case-by-case basis, examining the following factors:

• Long-term corporate performance record relative to a market index;

• Composition of board and key board committees;

• Nominee’s attendance at meeting (past two years);

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• Nominee’s investment in the company;

• Whether a retired chief executive officer (“CEO”) sits on the board; and

• Whether the chairman is also serving as CEO

2.1.2 Voting on Director Nominees – Special Situations
In cases of significant votes and when information is readily available, Adviser also reviews:

• Corporate governance provisions and takeover activity;

• Board decisions regarding executive pay;

• Director compensation;

• Number of other board seats held by nominee; and

• Interlocking directorships

2.1.3 Chairman And CEO are the Same Person
Adviser votes on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

2.1.4 Majority of Independent Directors
Adviser generally votes for shareholders proposals that request that the board be comprised of a majority of independent directors.

2.1.5 Committees

2.1.5.1 Independent Directors
Adviser votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.1.5.2 Excessive Compensation
Adviser withholds votes for nominees who serve on the compensation committee if they approve excess compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

2.2 Stock Ownership Requirements
Adviser votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

2.3 Term of Office
Adviser votes against shareholder proposals to limit the tenure of outside directors.

2.4 Director and Officer Indemnification and Liability Protection

2.4.1 Case-by-Case Basis
Adviser generally reviews proposals concerning director and officer indemnification and liability protection on a case-by-case basis.

2.4.2 Liability Protection
Adviser votes against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

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2.4.3 Expanded Indemnification Coverage
Adviser votes for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

• Only the director’s legal expenses would be covered.

2.5 Charitable Contributions
Adviser votes against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

2.6 Auditors
Adviser votes for proposals to ratify auditors, unless:

•	The auditors are not considered “independent” pursuant to the rules of the relevant securities exchange or the rules issued pursuant to Sarbanes-Oxley Act of 2002; or

•	Adviser has a reasonable basis to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

2.7 Proxy Contests

2.7.1 Voting for Director Nominees in Contested Elections
Adviser votes in a contested election of directors on a case-by-case basis, considering the following factors:

• Long term financial performance of the target company relative to its industry;

• Management’s track record;

• Background to the proxy contest;

• Qualifications of director nominees (both slates);

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

• Sock ownership positions.

2.7.2 Reimburse Proxy Solicitation Expenses

Adviser makes decisions to provide full reimbursement for dissidents waging a proxy contest on a case-by-case basis.
2.7.3 Proxy Contest Defenses

2.7.3.1 Board Structure: Staggered vs. Annual Elections

2.7.3.1.1 Classification
Adviser votes against proposals to classify the board.

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2.7.3.1.2 Repeal Classification
Adviser votes for proposals to repeal classified boards and to elect all directors annually.

2.7.3.2 Shareholder Ability to Remove Directors

2.7.3.2.1 Removal for Cause
Adviser votes against proposals that provide that directors may be removed only for cause

2.7.3.2.2 Removal Without Cause
Adviser votes for proposals to restore shareholder ability to remove directors with or without cause.

2.7.3.2.3 Directors Filling Vacancies
Adviser votes against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

2.7.3.2.4 Shareholders Filling Vacancies
Adviser votes for proposals that permit shareholders to elect directors to fill board vacancies.

2.7.4 Cumulative Voting

2.7.4.1 Eliminating Cumulative Voting
Adviser votes for proposals to eliminate cumulative voting. Adviser believes directors should be chosen for their ability to serve all shareholders, without obligation to special interests. We therefore believe it is generally in the best interests of shareholders to vote for proposals to eliminate cumulative voting.

2.7.4.2 Restoring Cumulative Voting
Adviser votes against proposals to permit cumulative voting.

2.7.5 Shareholder Ability to Call Special Meetings

2.7.5.1 Adding Restrictions
Adviser votes against proposals to restrict or prohibit shareholder to call special meetings.

2.7.5.2 Removing Restrictions
Adviser votes for proposals that remove restrictions on the right of shareholders to act independently of management.

2.7.6 Shareholder Ability to Act by Written Consent

2.7.6.1 Prohibiting
Adviser votes against proposals to restrict or prohibit shareholder ability to take action by written consent.

2.7.6.2 Permitting

Adviser votes for proposals to allow or make easier shareholder action by written consent.

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2.7.7 Shareholder Ability to Alter the Size of the Board

2.7.7.1 Fixing Size
Adviser votes for proposals that seek to fix the size of the board.

2.7.7.2 Management Discretion
Adviser votes against proposals that give management the ability to alter the size of the board without shareholder approval.

2.8 Tender Offer Defenses

2.8.1 Poison Pills

2.8.1.1 Submission to Shareholder Ratification
Adviser votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification,

2.8.1.2 Shareholder Redemption Proposals
Adviser reviews on a case-by-case basis shareholder proposals to redeem a company’s poison pill,

2.8.1.3 Management Ratification Proposals
Adviser reviews on a case-by-case basis management proposals to ratify a poison pill,

2.8.1.4 Guidelines
Adviser is more likely to support a poison pill with a short-term (less than three years) sunset provision, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three (3) years(so-called “TIDE” provisions).

2.8.2 Fair Price Provisions

2.8.2.1 Factors Considered
Adviser votes case-by-case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares

2.8.2.2 Lower Shareholder Vote Requirements
Adviser votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

2.8.3 Greenmail

2.8.3.1 Anti-Greenmail Provisions
Adviser votes for proposals to adopt anti-greenmail proposals when they are bundled with other charter or bylaw

2.8.3.2 Payment of Greenmail
Adviser reviews on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

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2.8.3.3 Pale Greenmail
Adviser reviews on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

2.8.4 Unequal Voting Rights

2.8.4.1 Dual Class Exchange Offers
Adviser votes against dual class exchange offers.

2.8.4.2 Dual Class Recapitalizations
Adviser votes against dual class recapitalizations.

2.8.4.3 Supermajority Shareholder Votes to Amend the Charter or Bylaws

2.8.4.3.1 Imposing Requirements
Adviser generally votes against proposals to impose supermajority requirement and specifically will vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.8.4.3.2 Lowering Requirements
Adviser votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

2.8.4.4 Supermajority Shareholder Vote Requirement to Approve Mergers

2.8.4.4.1 Imposing Supermajority Requirements
Adviser votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.8.4.4.2 Lowering Supermajority Requirements
Adviser votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

2.8.5 White Squire Placements
Adviser votes for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

2.9 Miscellaneous Governance Provisions

2.9.1 Confidential Voting

2.9.1.1 Shareholder Proposals
Adviser votes for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissents do not agree, the confidential voting policy is waived.

2.9.1.2 Management Proposals
Adviser votes for management proposals to adopt confidential voting.

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2.9.2 Equal Access
Adviser votes for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates tot eh board.

2.9.3 Bundled Proposals
Adviser reviews on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, Adviser votes against the proposals. If the combined effect is positive, we support such proposals.

2.9.4 Shareholder Advisory Committees
Adviser reviews on a case-by-case basis proposal to establish a shareholder advisory committee.

2.10 Capital Structure

2.10.1 Common Stock Authorization

2.10.1.1 Increases
Adviser reviews on a case-by-case basis proposal to increase the number of shares of common stock authorized for issue.

2.10.1.2 Excessive Increases
Adviser votes against proposed common stock authorizations that increase the existing authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

2.10.2 Stock Distribution: Splits and Dividends
Adviser votes for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

2.10.3 Reverse Stock Splits
Adviser votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

2.10.4 Blank Check Preferred Authorization

2.10.4.1 Takeover Defense or Superior Voting Rights
Adviser votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

2.10.4.2 Unspecified Rights
Adviser reviews on a case-by-case basis proposal that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

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2.10.4.3 Increase Number
Adviser reviews on a case-by-case basis proposal to increase the number of authorized blank check preferred shares.

2.10.4.4 Shareholder Proposals Regarding Blank Check Preferred
Adviser votes for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

2.10.4.5 Adjust Par Value of Common Stock
Adviser votes for management proposals to reduce the par value of common stock.

2.10.5 Preemptive Rights
Adviser reviews on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Adviser considers the following issues:

•	Dilution – How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control – Will the transaction result in a change in control of the company?

•	Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, Adviser approves proposals that facilitate debt restructuring unless Adviser reasonably can discern clear signs of self-dealing or other abuses.
2.10.6 Share Repurchase Programs
Adviser votes for management proposals to institute open-market repurchase plans in which all shareholders may participate on equal terms.

2.11 Executive and Director Compensation

2.11.1 Evaluation of Pay Plans
In general, Adviser votes on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increase in shareholder value

2.11.1.1 Dilutive Effects
In evaluating a pay plan, Adviser measures the plan's dilutive effect both on shareholder wealth and on voting power. Adviser values equity-based compensation along with the cash components of pay Adviser estimates the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation – which enables Adviser to assign a dollar value to the amount of potential shareholder wealth transfer.

2.11.1.2 Comparisons
Adviser's vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote.  For example, Adviser believes that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

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2.11.1.3 Other Factors
Other factors, such as re-pricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases Adviser would vote against a plan deemed unnecessary

2.11.2 Generally

2.11.2.1 Shareholder Approval
Adviser votes for proposals to submit such plans for shareholder approval.

2.11.2.2 Disfavored Features
Adviser votes against plans that have any of the following structural features:

• Ability to reprice underwater options without shareholder approval

•	Ability to issue options with an exercise price below the stock’s current market price

• Ability to issue reload options

• Automatic share replenishment (“evergreen”)

2.11.2.3 Guidelines

2.11.2.3.1 Aggregate Dilution
Adviser generally votes against plans where total potential dilution (including all equity-based plans) exceeds 15% of the shares outstanding.

2.11.2.3.2 Option Grants
Adviser generally votes against plans if annual option grants have exceeded 2% of shares outstanding.

Both the total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact Adviser may consider other factors such as the nature of the industry and the size of the company.

2.11.3 OBRA-Related Compensation Proposals: Amendments

2.11.3.1 Caps on Annual Grants
Adviser votes for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

2.11.3.2 Increases of Shares and Retain Tax Deductions
Adviser evaluates votes on Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a case-by-case basis.

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2.11.4 Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 12(m) of OBRA

2.11.5 Shareholder Proposals to Limit Executive and Director Pay

2.11.5.1 Additional Disclosure
Adviser reviews on a case-by-case basis all shareholder proposals that seek additional disclosure of executive and director pay information.

2.11.5.2 Limiting Pay
Adviser reviews on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

2.11.6 Golden and Tin Parachutes

2.11.6.1 Requiring Shareholder Ratification
Adviser votes for shareholders proposals to have golden and tin parachutes submitted for shareholder ratification.

2.11.6.2 Generally
Adviser reviews on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

2.11.7 Employee Stock Ownership Plans (ESOPs)
Adviser votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent (5%) of outstanding shares)

2.11.8 401(k) Employee Benefit Plans
Adviser votes for proposals to implement a 401(k) savings plan for employees.

2.12 State of Incorporation

2.12.1 Voting on State Takeover Statutes
Adviser reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

2.11.2 Voting on Reincorporation Proposals
Adviser examines proposals to change a company’s state of incorporation on a case-by-case basis.

2.13 Mergers and Corporate Restructuring

2.13.1 Mergers and Acquisitions
Adviser considers votes on mergers and acquisitions on a case-by-case basis, taking into account at least the following:

• Anticipated financial operating benefits;

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• Offer price (cost vs. premium):

• Prospects of the combined companies;

• How the deal was negotiated: and

• Changes in corporate governance and their impact on shareholder rights.

2.13.2 Corporate Restructurings

2.13.2.1 Restructurings
Adviser considers corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales, on a case-by-case basis.

2.13.2.2 Spin-offs
Adviser considers spin-offs on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives

2.13.2.3 Asset Sales
Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

2.13.2.4 Liquidations
Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

2.13.3 Appraisal Rights
Adviser votes for proposals to restore, or provide shareholders with, rights of appraisal.

2.13.4 Changing Corporate Name
Adviser votes for changing the corporate name.

2.14 Mutual Fund Proxies

2.14.1 Election of Trustees
Adviser votes on trustee nominees on a case-by-case basis.

2.14.2 Investment Advisory Agreement
Adviser votes on investment advisory agreements on a case-by-case basis.

2.14.3 Fundamental Investment Restrictions
Adviser votes on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

2.14.4 Distribution Agreements
Adviser votes on distribution agreements on a case-by-case basis.

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2.15 Social and Environmental Issues

2.15.1 Impact on Shareholder Value
In general, we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

2.15.2 Additional Disclosure
In most cases, however, Adviser votes for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ social and environmental concerns.

2.15.3 Factors
In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

•	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term value;

• The percentage of sales, assets and earnings affected;

•	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

•	Whether the issues presented should be dealt with through government or company- specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

• Whether other companies have done in response to the issue;

• Whether the proposal itself is well framed and reasonable;

•	Whether implementation of the proposal would achieve the objectives sought in the proposal; and

• Whether the subject of the proposal is best left to the discretion of the board.

2.15.4 Social and Environmental Issues
Among the social and environmental issues to which we apply this analysis are the following;

• Energy and Environment

• South Africa

• Northern Ireland

• Military Business

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• Maquiladora Standards and International Operations Policies

• World Debt Crisis

• Animal Rights

• Product Integrity and Marketing

• Human Resources Issues

Proxy Voting Procedures

  1. Discretionary Accounts

1.1 Proxy Materials
Adviser will instruct each custodian for a Discretionary Account to deliver to Adviser all proxy solicitation materials received with respect to that Discretionary Account. Adviser will review the securities held in its Discretionary Accounts on a regular basis to confirm that Adviser receives copies of all proxy solicitation materials concerning such securities. Adviser will mark each proxy solicitation with the date of its receipt by Adviser (each a “Receipt Date”).

1.2 Voting
Subject to Sections 1.3 and 1.4 immediately following, Adviser, through the telephone or on the Internet or through other electronic means, will vote all proxies relating to voting portfolio security holdings of Discretionary Accounts in accordance with the policies set forth above under the heading “Proxy Voting Policies.”

1.3 Conflicts of Interest.
Due to the size and nature of the Firms’ operations and Adviser’s limited affiliations in the securities industry, Adviser does not expect that material conflicts of interest will arise between Adviser and a Discretionary Account over proxy voting.

1.3.1 Actual Material Conflict
Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, Adviser will vote all proxies in accordance with policies set forth above under the heading “Proxy Voting Policies.” Above.. Adviser will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies. When voting proxies, Adviser does not consider any conflicts of interest that any other affiliate of a client (such as another service provider to an investment company client) may have.

1.3.2 Specified Procedures Not Adequate
If Adviser determines that the proxy voting policies in Section 2(b) hereof do not adequately address a material conflict of interest related to a proxy, Adviser will provide the affected Client with copies of all proxy solicitation materials received by Adviser with respect to that proxy, notify that Client of the actual or potential conflict of interest and of Adviser’s intended response to the proxy request (which response will be in accordance with the policies set forth above under the heading “Proxy Voting Policies.” above), and request that the Client consent to Adviser’s intended response.

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1.3.2.1 Investment Fund
With respect to any Investment Fund of which Adviser serves as manager or general partner or in a similar capacity and which is not an Investment Fund that is registered as an investment company with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “ICA”)(such Investment Fund a “Registered Fund”), Adviser will provide the foregoing notices to all investors in the Investment Fund and request the consent of a majority in interest of such investors.

1.3.2.1.1 Minority Objection or No Response
If the Client (or a majority in interest of the investors in an Investment Fund) consents to Adviser’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, Adviser will vote the proxy as described in the notice.

1.3.2.1.2 Majority Response
If the Client (or a majority in interest of the investors in an Investment Fund) objects to Adviser’s intended response, Adviser will vote the proxy as directed by the Client (or a majority in interest of the investors in an Investment Fund).

1.3.2.2 Registered Fund
With respect to any Registered Fund for which Adviser acts as an investment adviser or similar capacity, Adviser will provide the foregoing notices to the Registered Fund's board of directors or trustees who are not “interested persons” of such Registered Fund, Adviser or the Registered Fund's principal underwriter within the meaning of the ICA (each an “Independent Director”) and request the consent of a majority of such Independent Directors.

1.3.2.2.1 Minority Objection or No Response
If a majority of the Independent Directors of the Registered Fund consents to Adviser’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, Adviser will vote the proxy as described in the notice.

1.3.2.2.2 Majority Objection
If a majority of the Independent Directors objects to Adviser’s intended response, Adviser will vote the proxy as directed by a majority of the Independent Directors.

1.4 Shareholder Proposals by Adviser.
Adviser will submit a shareholder proposal on behalf of an Investment Fund only if Adviser believes that the proposal would provide a substantial overall benefit to the Investment Fund. Adviser will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account Client or with that Client’s prior written consent. Adviser will vote any shares in a Discretionary Account on behalf of a proposal submitted by Adviser in accordance with Sections 2(b) and (c) hereof, unless otherwise directed by the Discretionary Account Client.

3.2 Proxy Vote Summaries

1.4.1. Non-Registered Fund Client
At the request of a Discretionary Account Client or an investor in an Investment Fund (other than a Registered Fund), Adviser will provide that person with a report summarizing all proxy solicitations Adviser received with respect to that Discretionary Account during the period requested by that person and the action taken by Adviser on each such proxy.

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1.4.2. Registered Fund Client
With respect to the proxy votes in respect of the portfolio securities a Registered Fund, Adviser will provide that Registered Fund with the information required to be disclosed by that Registered Fund pursuant to Rule 30b1-4 of the ICA and SEC Form N-PX promulgated thereunder, including:

• The name of the issuer of the portfolio security;

• The exchange ticker symbol of the portfolio security;

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (unless not available through reasonably practical means, e.g., in the case of certain foreign issuers);

• The shareholder meeting date;

• A brief identification of the matter voted on;

• Whether the matter was proposed by the issuer or by a security holder;

• Whether the registrant cast its vote on the matter;

•	How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

• Whether the registrant cast its vote for or against management.

2. Non-Discretionary Accounts
Adviser promptly will forward any proxy solicitation materials concerning securities held in a Non-Discretionary Account that Adviser receives at least five business days before the applicable proxy voting deadline to the appropriate client. Adviser will vote any such proxy as directed by that client. At a client’s request, Adviser may, but is not obligated to, advise that client with respect to the voting of any proxy. No advice concerning the voting of any proxy may be provided to any client unless such advice has been approved by the Proxy Control Officer.

3. Records

3.1 Proxy Vote-Related Materials
Adviser will keep a copy of:

• Each proxy statement it receives regarding securities held in Discretionary Accounts

• A record of each vote cast by Adviser with respect to securities in each Discretionary Account

•	Any document created by Adviser that is material to Adviser’s decision on voting a proxy or that describes the basis for that decision

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•	Each written request from a Discretionary Account client or an investor in an Investment Fund (other than a registered Fund) for information about how Adviser votes proxies of that Discretionary Account or Investment Fund

•	Each written response by Adviser to any oral or written request from a Discretionary Account client or an investor in an Investment Fund other than a Registered Fund for such information

•	With respect to a Registered Fund the information required by the immediately preceding bulleted paragraph.

3.2 Delegation of Recordkeeping
Adviser may delegate to a third party the duty to keep the records identified in the first two bulleted paragraphs of Section 3.1 if that third party agrees to furnish such records to Adviser and, with respect to any records pertaining to any Registered Fund, to that Registered Fund, promptly on request, and agrees that such records pertaining to the Registered Fund proxy voting are the property of Adviser and that Registered Fund.

3.3 Preservation of Records
Each such record will be maintained by Adviser or such third party for at least six years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in Adviser’s office (or such third party’s office, as the case may be). Adviser or such third party may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC’s EDGAR system.

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Appendix IA-I.A.4I -- Exhibit A: ISS Proxy Voting Guidelines Summary

Adviser condensed the following from the Proxy Voting Manual prepared by Institutional Shareholder Services, Inc. (“ISS”), which provides proxy voting research and recommendations on proxy voting issues as well as proxy voting services.

Operational Items

Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
An auditor has a financial interest in or association with the company, and is therefore not independent
Fees for non-audit services are excessive, or
There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as a voting item.

Board of Directors Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market

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index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board.

However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

Attend less than 75 percent of the board and committee meetings without a valid excuse
Implement or renew a dead-hand or modified dead-hand poison pill
Ignore a shareholder proposal that is approved by a majority of the shares outstanding
Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
Failed to act on takeover offers where the majority of the shareholders tendered their shares
Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
Are audit committee members and the non-audit fees paid to the auditor are excessive.
Are inside directors or affiliated outside directors and the full board is less than majority independent
Sit on more than six boards
Are members of a compensation committee that has allowed a pay- for-performance disconnect as described in Section 8 (Executive and Director Compensation).

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a
CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

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Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
• The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
• Only if the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)
Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties
Two-thirds independent board
All-independent key committees
Established governance guidelines

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access
Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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While ISS favors stock ownership  on the part of directors, the company should determine  the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Proxy Contests Voting for Director Nominees in Contested Elections Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
Long-term financial performance of the target company relative to its industry
Management’s track record
Background to the proxy contest
Qualifications of director nominees (both slates)
Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

Anti-takeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

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Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Mergers and Corporate Restructurings Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors: • Purchase price • Fairness opinion • Financial and strategic benefits • How the deal was negotiated • Conflicts of interest • Other alternatives for the business • Noncompletion risk.

Asset Sales
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
Impact on the balance sheet/working capital
Potential elimination of diseconomies Anticipated financial and operating benefits Anticipated use of funds
Value received for the asset Fairness opinion How the deal was negotiated Conflicts of interest.

Bundled Proposals
Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

Dilution to existing shareholders' position
Terms of the offer
Financial issues
Management's efforts to pursue other alternatives
Control issues
Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Votes on proposals regarding the formation of a holding company should be determined on a CASE- BY-CASE basis, taking into consideration the following:
The reasons for the change
Any financial or tax benefits
Regulatory benefits
Increases in capital structure
Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Joint Ventures
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

Liquidations
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
Prospects of the combined company, anticipated financial and operating benefits
Offer price
Fairness opinion

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How the deal was negotiated
Changes in corporate governance
Change in the capital structure
Conflicts of interest.

Private Placements/Warrants/Convertible Debentures
Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on: Tax and regulatory advantages
Planned use of the sale proceeds
Valuation of spinoff
Fairness opinion
Benefits to the parent company
Conflicts of interest Managerial incentives Corporate governance changes
Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

State of Incorporation Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions
Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions
Vote FOR proposals to opt out of state disgorgement provisions.

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Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions
Vote FOR proposals to opt out of state freeze-out provisions.

Greenmail
Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Proposals to change a company's state of incorporation should be evaluated on a CASEBY- CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non- financial effects when evaluating a merger or business combination.

State Anti-takeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Capital Structure Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

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It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights.

In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock  authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction  against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

Executive and Director Compensation
Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

ISS' model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:
Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), Cash compensation, and Categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three- year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

Director Compensation
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar- for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

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Director Retirement Plans
Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY- CASE basis giving consideration to the following: • Historic trading patterns • Rationale for the re-pricing • Value-for-value exchange • Option vesting • Term of the option • Exercise price • Participation.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply: Purchase price is at least 85 percent of fair market value
Offering period is 27 months or less, and
The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST employee stock purchase plans where any of the following apply: Purchase price is less than 85 percent of fair market value, or
Offering period is greater than 27 months, or
The number of shares allocated to the plan is more than ten percent of the outstanding shares

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals) Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

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Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options
Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance- based or all awards to top executives must be a particular type, such as indexed options)
The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

Golden Parachutes and Executive Severance Agreements
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
The parachute should be less attractive than an ongoing employment opportunity with the firm
The triggering mechanism should be beyond the control of management
The amount should not exceed three times base salary plus guaranteed benefits

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account: • The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products), • The availability and feasibility of alternatives to animal testing to ensure product safety, and • The degree that competitors are using animal- free testing.

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Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:
The company has already published a set of animal welfare standards and monitors compliance
The company’s standards are comparable to or better than those of peer firms, and
There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
Whether the proposal focuses on a specific drug and region
Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending
Whether the company already limits price increases of its products
Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
The extent that peer companies implement price restraints

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs ·
Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

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Handguns
Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:
The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees
The company’s existing healthcare policies, including benefits and healthcare access for local workers Company donations to healthcare providers operating in the region

Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:
The company’s actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations
The company’s initiatives in this regard compared to those of peer companies

Predatory Lending
Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
Whether the company has adequately disclosed the financial risks of its sub-prime business
Whether the company has been subject to violations of lending laws or serious lending controversies
Peer companies’ policies to prevent abusive lending practices.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
Second-hand smoke:
Whether the company complies with all local ordinances and regulations
The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness
The risk of any health-related liabilities. Advertising to youth
Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
Whether the company has gone as far as peers in restricting advertising
Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
Whether restrictions on marketing to youth extend to foreign countries
Cease production of tobacco-related products or avoid selling products to tobacco companies: The percentage of the company’s business affected
The economic loss of eliminating the business versus any potential tobacco-related liabilities. Spinoff tobacco-related businesses:
The percentage of the company’s business affected
The feasibility of a spinoff
Potential future liabilities related to the company’s tobacco business.

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Stronger product warnings: Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks: Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
Whether there are publicly available environmental impact reports
Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills
The current status of legislation regarding drilling in ANWR.

CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
Environmentally conscious practices of peer companies, including endorsement of CERES Costs of membership and implementation.

Environmental-Economic Risk Report
Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:
Approximate costs of complying with current or proposed environmental laws
Steps company is taking to reduce greenhouse gasses or other environmental pollutants
Measurements of the company’s emissions levels
Reduction targets or goals for environmental pollutants including greenhouse gasses

Environmental Reports
Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming
Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:
The company’s level of disclosure lags that of its competitors, or
The company has a poor environmental track record, such as violations of federal and state regulations.

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Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account: The nature of the company’s business and the percentage affected
The extent that peer companies are recycling
The timetable prescribed by the proposal
The costs and methods of implementation
Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account: The nature of the company’s business and the percentage affected
The extent that peer companies are switching from fossil fuels to cleaner sources
The timetable and specific action prescribed by the proposal
The costs of implementation
The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

Sustainability Report
Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:
A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or
A report based on Global Reporting Initiative (GRI) or similar guidelines.

Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:
The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or
The company has publicly committed to using the GRI format by a specific date

GENERAL CORPORATE ISSUES

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to  review ways of  linking executive compensation to  social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.
Such resolutions should be evaluated in the context of:
The relevance of the issue to be linked to pay
The degree that social performance is already included in the company’s pay structure and disclosed
The degree that social performance is used by peer companies in setting pay
Violations or complaints filed against the company relating to the particular social performance measure
Artificial limits sought by the proposal, such as freezing or capping executive pay
Independence of the compensation committee
Current company pay levels.

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Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
The company is in compliance with laws governing corporate political activities, and
The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions.

Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST  proposals asking for a list of company executives, directors, consultants,  legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles
Vote AGAINST proposals to implement the China Principles unless:
There are serious controversies surrounding the company’s China operations, and
The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in  a particular country and steps to protect human rights, based on:
The nature and amount of company business in that country
The company’s workplace code of conduct
Proprietary and confidential information involved
Company compliance with U.S. regulations on investing in the country
Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
Agreements with foreign suppliers to meet certain workplace standards Whether company and vendor facilities are monitored and how Company participation in fair labor organizations

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Type of business
Proportion of business conducted overseas
Countries of operation with known human rights abuses
Whether the company has been recently involved in significant labor and human rights controversies or violations
Peer company standards and practices
Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply: The company does not operate in countries with significant human rights violations
The company has no recent human rights controversies or violations, or
The company already publicly discloses information on its vendor standards compliance.

MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
Company compliance with or violations of the Fair Employment Act of 1989
Company antidiscrimination policies that already exceed the legal requirements
The cost and feasibility of adopting all nine principles
The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
The potential for charges of reverse discrimination
The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
The level of the company’s investment in Northern Ireland
The number of company employees in Northern Ireland
The degree that industry peers have adopted the MacBride Principles
Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
Whether the company has in the past manufactured landmine components
Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
What weapons classifications the proponent views as cluster bombs
Whether the company currently or in the past has manufactured cluster bombs or their components
The percentage of revenue derived from cluster bomb manufacturing
Whether the company’s peers have renounced future production

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non- military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

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Operations in Nations Sponsoring Terrorism (Iran)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in Iran, taking into account current disclosure on:
The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
Compliance with U.S. sanctions and laws

Spaced-Based Weaponization
Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless: The information is already publicly available or
The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:
The board composition is reasonably inclusive in relation to companies of similar size and business or
The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
The degree of board diversity
Comparison with peer companies
Established process for improving board diversity
Existence of independent nominating committee
Use of outside search firm
History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:
The company has well-documented equal opportunity programs
The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:
The composition of senior management and the board is fairly inclusive
The  company  has  well-documented  programs  addressing  diversity  initiatives  and  leadership development
The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
The company has had no recent, significant EEO-related violations or litigation

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Sexual Orientation

Vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

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MARKETOCRACY FUNDS
PART C
OTHER INFORMATION
Item 28.  Exhibits

(a)	Declaration of Trust
(i) Restated Certificate of Trust dated November 9, 2005 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 13 on Form N-1A filed March 28, 2006.
(ii) Declaration of Trust (as amended and restated on November 9, 2005) is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 13 on Form N-1A filed March 28, 2006.
(b)	Bylaws
Amended and Restated Bylaws (as amended on June 2, 2000) are herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 1 on Form N-1A filed October 13, 2000.
(c)	Instruments Defining Rights of Security Holders
Instruments Defining Rights of Security Holders are herein incorporated by reference to the Declaration of Trust and Amended and Restated Bylaws.
(d)	Investment Advisory Contracts

Investment Advisory and Management Agreement dated December 13, 2000 between Marketocracy Funds and Marketocracy Capital Management LLC is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 3 on Form N-1A filed December 21, 2000.

(e)	Underwriting Contracts

Distribution Agreement dated December 13, 2000 between Marketocracy Capital Management LLC and Rafferty Capital Markets Inc. is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed September 23, 2003.

(f)	Bonus or Profit Sharing Contracts – not applicable.
(g)	Custodian Agreements
(i)
Custody Agreement dated December 17, 2003 between Marketocracy Capital Management LLC and Union Bank of California, N.A. is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-1A filed October 18, 2004.

(ii)
Amendment No. 1 to the Custody Agreement between Marketocracy Capital Management LLC and Union Bank of California, N.A. is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-1A filed March 28, 2006.

(h)	Other Material Contracts
(i)
Administration Agreement dated August 22, 2003 between the Marketocracy Funds and Marketocracy Capital Management, LLC is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-1A filed on August 23, 2005.

(ii)
Fund Accounting Servicing Agreement dated September 6, 2006 between Marketocracy Capital Management LLC and U.S. Bancorp Fund Services, LLC is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 20 on Form N-1A filed on October 21, 2009.

(iii)(A)
Fund Administration Servicing Agreement dated December 13, 2000 between Marketocracy Capital Management, LLC, Marketocracy Funds and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC) is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on Form N-1A filed on August 26, 2010.

(iii)(B)
Addendum to the Fund Administration Servicing Agreement dated October 6, 2006 between Marketocracy Capital Management, LLC, Marketocracy Funds and U.S. Bancorp Fund Services, LLC is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on Form N-1A filed on August 26, 2010.

(iv)(A)
Transfer Agent Servicing Agreement dated December 13, 2000 between Marketocracy Capital Management LLC and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC) is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on Form N-1A filed on August 26, 2010.

(iv)(B)
Amendment to the Transfer Agent Servicing Agreement dated January 1, 2002 between Marketocracy Capital Management LLC and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC) is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on Form N-1A filed on August 26, 2010.

(iv)(C)
Amendment to the Transfer Agent Servicing Agreement dated August 9, 2002 between Marketocracy Capital Management, LLC and U.S. Bancorp Fund Services, LLC is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on Form N-1A filed on August 26, 2010.

(vi)
Amendment to the Transfer Agent Servicing Agreement dated September 6, 2006 between Marketocracy Capital Management, LLC, and U.S. Bancorp Fund Services, LLC is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 20 on Form N-1A filed on October 21, 2009.

(vi) Power of Attorney dated September 21, 2009 is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 20 on Form N-1A filed on October 21, 2009.
(i)	Opinion and Consent of Counsel
(i)
Opinion and Consent of Counsel dated August 13, 2001 for The Masters 100SM Fund is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on September 23, 2003.

(j)	Consent of Independent Public Accountant
Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)	Omitted Financial Statements – not applicable.
(l)	Initial Capital Agreements
(i) Subscription Agreement is herein incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 on Form N-1A filed October 14, 1999.
(m)	Rule 12b-1 Plan – not applicable
(n)	Rule 18f-3 Plan – not applicable
(o)	Reserved
(p)	Code of Ethics
(i)
Code of Ethics dated February, 2015 for Marketocracy Capital Management, LLC and Marketocracy Funds is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 31 on Form N-1A filed on October 28, 2015.

(ii) Code of Ethics for Rafferty Capital Markets Inc. is herein incorporated by reference to Registrant’s Post-Effective Amendment No. 31 on Form N-1A filed on October 28, 2015.

Item 29.  Persons Controlled by or Under Common Control with the Fund.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification.

Reference is made to Article VII, Section 7.02 of the Registrant’s Agreement and Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 31.  Business and Other Connections of the Investment Adviser

The table below indicates other business connections of Marketocracy Capital Management LLC (“MCM”), the investment adviser for The Masters 100SM Fund.

Name	Position with MCM	Other Business Connections	Type of Business
Kendrick W. Kam	President and Sole Manager	CEO of Marketocracy, Inc.	Marketocracy, Inc. is a holding company of two subsidiaries: MCM—a registered investment adviser, and Marketocracy Data Services LLC—a financial publisher and website operator.

The mailing address for the person listed above is P.O. Box 23791, San Jose, California 95153.

Item 32.  Principal Underwriters.

(a) Rafferty Capital Markets, LLC, 1010 Franklin Avenue, 3rd Floor, Garden City, NY 11530, serves as principal underwriter for Adirondack Funds, Chou America Mutual Funds, Direxion Funds, EntrepreneurShares Series Trust, Epiphany Funds, FMI Funds Inc., Kimberlite Investment Trust, Leuthold Funds, Marketocracy Funds, PFS Funds (Bretton Funds, Castle Focus Funds, Christopher Weil Funds, Ensemble Fund, Greenleaf Income Fund, NWM Momentum Fund, Triad Small Cap Value Fund,, Wireless Funds), Ranger Funds Investment Trust, Reynolds Funds, Satuit Capital Management Trust, Sparrow Funds, and Walthausen Funds.

(b) The director and officers of Rafferty Capital Markets, LLC are:

Name	Positions and Offices with Underwriter	Position and Offices with Registrant

Thomas A. Mulrooney	President	None

Stephen P. Sprague	Chief Financial Officer	None

The principal business address of each of the persons listed above is 1010 Franklin Avenue, Garden City, New York 11530.

(c) Not applicable:

Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, (the “1940 Act”) are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Sub Administrator and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	Union Bank of California, N.A. 350 California Street, 6th Floor San Francisco CA 94104
Registrant’s Investment Adviser and Administrator	Marketocracy Capital Management, LLC P.O. Box 23791 San Jose, CA 95153
Registrant’s Distributor	Rafferty Capital Markets, LLC 1010 Franklin Avenue Garden City, NY 11530

Item 34.  Management Services

Not Applicable.

Item 35.  Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post Effective Amendment No. 33 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose and the State of California on October 28, 2016.

MARKETOCRACY FUNDS

By: /s/ Kendrick W. Kam
Kendrick W. Kam, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Kendrick W. Kam Kendrick W. Kam	President, Treasurer and Trustee	October 28, 2016
/s/ Patricia Einarson Patricia Einarson	Trustee	October 28, 2016
/s/ Judi Lum Judi Lum	Trustee	October 28, 2016

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Independent Registered Public Accounting Firm	EX.99.j